UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2594

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MFS SERIES TRUST IV

_______________________________________________________________________

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

_______________________________________________________________________

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

_______________________________________________________________________

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

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Date of fiscal year end: August 31

______________________

Date of reporting period: August 31, 2022

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ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
August 31, 2022
MFS®  Blended Research®  Emerging Markets
Equity Fund
BRK-ANN

MFS® Blended Research® Emerging Markets
Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in fixed income and currency markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
October 17, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	7.2%
Samsung Electronics Co. Ltd.	4.3%
Tencent Holdings Ltd.	4.0%
Alibaba Group Holding Ltd., ADR	2.0%
Tata Consultancy Services Ltd.	1.9%
Ping An Insurance Co. of China Ltd., “H”	1.8%
Hon Hai Precision Industry Co. Ltd.	1.6%
PT Telekom Indonesia	1.5%
Maruti Suzuki India Ltd.	1.5%
KB Financial Group, Inc.	1.5%
GICS equity sectors (g)
Financials	20.5%
Information Technology	19.9%
Consumer Discretionary	15.0%
Communication Services	10.8%
Materials	7.6%
Consumer Staples	6.5%
Industrials	5.2%
Energy	5.0%
Utilities	3.7%
Health Care	3.5%
Real Estate	1.2%
Issuer country weightings (x)
China	32.2%
Taiwan	14.9%
India	13.2%
South Korea	11.7%
Brazil	5.4%
Saudi Arabia	3.2%
South Africa	3.0%
Indonesia	3.0%
Mexico	2.5%
Other Countries	10.9%
Currency exposure weightings (y)
Hong Kong Dollar	27.1%
Taiwan Dollar	14.9%
Indian Rupee	13.2%
South Korean Won	11.7%
Brazilian Real	5.4%
Chinese Renminbi	4.1%
Saudi Riyal	3.2%
United States Dollar	3.1%
South African Rand	3.0%
Other Currencies	14.3%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States (included in Other Countries) includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended August 31, 2022, Class A shares of the MFS Blended Research Emerging Markets Equity Fund (fund) provided a total return of -21.42%, at net asset value. This compares with a return of -21.80% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Stock selection and, to a lesser extent, a slight underweight position in the consumer discretionary sector contributed to the fund's performance relative to the MSCI Emerging Markets Index, led by the fund's overweight position in automotive vehicle manufacturer Mahindra & Mahindra (India). The stock price of Mahindra & Mahindra appreciated as the company reported earnings results that came in above market expectations on strong volume growth in the company’s automotive sector.
4

Management Review - continued
Stock selection in both the information technology and communication services sectors also benefited relative results. Within the information technology sector, the timing of the fund's ownership in shares of commercial electronic paper technology company E Ink Holding(h) (Taiwan) aided relative results. The stock price of E Ink Holding advanced as the company delivered strong financial results, driven by continued earnings growth from its core businesses. Management also provided favorable forward-looking earnings guidance, which further benefited the stock. Within the communication services sector, the fund's overweight position in telecommunications and information technology firm PT Telekomunikasi Indonesia (Indonesia), and not owning shares of weak-performing search engine and web portal Yandex, supported relative performance.
Elsewhere, the timing of the fund's ownership in shares of global energy company Gazprom (Russia)(h), and holding shares of electric power transmission company Transmissora Alianca de Energia Eletrica SA(b) (Brazil), strengthened relative returns. Additionally, the fund's overweight positions in coal and electricity company China Shenhua Energy Co. (China), energy and chemical company China Petroleum & Chemical Corp. and real estate company Aldar Properties (United Arab Emirates) benefited relative results.
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
The fund’s cash and/or cash equivalents position during the period also contributed to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash aided performance versus the benchmark, which has no cash position.
Detractors from Performance
Stock selection within the financials sector detracted from relative performance. Within this sector, the fund’s overweight positions in commercial banking firm Sberbank Russia (Russia), financial services company TCS Group Holding (Cyprus), banking company Komercní banka (Czech Republic), and not owning shares of financial services company ICICI Bank (India), hindered relative results. The share price of Sberbank Russia plummeted following the Russian invasion of Ukraine and the numerous sanctions imposed on Russia and Russian entities. As a result, the company lost control over European subsidiary banks.
Stock selection within the materials sector also detracted from relative returns, led by the fund's overweight position in diamond company ALROSA PJSC (Russia).
Stocks in other sectors that weakened relative performance included the fund’s overweight positions in integrated oil company LUKOIL (Russia), e-commerce platform manager Allegro.Eu(h) (Poland), and the timing of the fund's ownership in shares of oil and gas exploration and production company Petroleo Brasileiro (Brazil). The stock price of LUKOIL fell sharply, along with other Russian securities, following the Russian
5

Management Review - continued
invasion of Ukraine. Additionally, holding shares of online recruitment platform HeadHunter(b) (Russia), and the fund’s underweight position in energy, petrochemical, textile and telecommunications conglomerate Reliance Industries (India), held back relative performance.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 8/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
7

Performance Summary  - continued
Total Returns through 8/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/15/15	(21.42)%	(0.29)%	5.40%
B	9/15/15	(21.98)%	(1.05)%	4.61%
C	9/15/15	(22.02)%	(1.05)%	4.60%
I	9/15/15	(21.21)%	(0.05)%	5.66%
R1	9/15/15	(21.43)%	(0.81)%	4.78%
R2	9/15/15	(21.67)%	(0.55)%	5.13%
R3	9/15/15	(21.45)%	(0.32)%	5.38%
R4	9/15/15	(21.24)%	(0.05)%	5.66%
R6	9/15/15	(21.18)%	0.03%	5.73%
Comparative benchmark(s)

MSCI Emerging Markets Index (net div) (f)	(21.80)%	0.59%	5.49%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(25.94)%	(1.47)%	4.50%
B With CDSC (Declining over six years from 4% to 0%) (v)	(25.02)%	(1.40)%	4.61%
C With CDSC (1% for 12 months) (v)	(22.78)%	(1.05)%	4.60%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI Emerging Markets Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
8

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2022 through August 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/22	Ending Account Value 8/31/22	Expenses Paid During Period (p) 3/01/22-8/31/22
A	Actual	1.24%	$1,000.00	$865.00	$5.83
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
B	Actual	1.99%	$1,000.00	$861.67	$9.34
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
C	Actual	1.99%	$1,000.00	$860.95	$9.33
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
I	Actual	0.99%	$1,000.00	$865.91	$4.66
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R1	Actual	1.24%	$1,000.00	$864.85	$5.83
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R2	Actual	1.49%	$1,000.00	$863.47	$7.00
	Hypothetical (h)	1.49%	$1,000.00	$1,017.69	$7.58
R3	Actual	1.24%	$1,000.00	$864.48	$5.83
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R4	Actual	0.99%	$1,000.00	$865.48	$4.66
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R6	Actual	0.89%	$1,000.00	$865.58	$4.19
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
For the period from March 1, 2022 through August 31, 2022, the distribution fee for Class R1 was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.99%, $9.35, and $10.11 for Class R1. See Note 3 in the Notes to Financial Statements for additional information.
11

Portfolio of Investments
8/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.0%
Aerospace & Defense – 0.7%
Bharat Electronics Ltd.	76,876	$293,880
Airlines – 0.3%
Grupo Aeroportuario del Sureste, “B”	5,013	$106,177
Alcoholic Beverages – 2.1%
Ambev S.A.	56,900	$167,012
China Resources Beer Holdings Co. Ltd.	20,000	139,069
Jiangsu Yanghe Brewery JSC Ltd., “A”	9,500	225,928
Kweichow Moutai Co. Ltd., “A”	1,100	305,911
		$837,920
Apparel Manufacturers – 0.3%
Li Ning Co. Ltd.	12,500	$113,811
Automotive – 5.1%
BYD Co. Ltd.	9,500	$290,984
Hero MotoCorp Ltd.	11,753	414,649
Kia Corp.	2,169	130,112
Mahindra & Mahindra Ltd.	35,708	580,690
Maruti Suzuki India Ltd.	5,315	603,490
		$2,019,925
Biotechnology – 0.4%
Hugel, Inc. (a)	1,159	$104,901
WuXi Biologics (Cayman), Inc. (a)	6,000	52,878
		$157,779
Broadcasting – 0.2%
Saudi Research and Media Group (a)	1,419	$79,727
Brokerage & Asset Managers – 0.0%
Moscow Exchange MICEX-RTS PJSC (a)(u)	57,902	$0
Business Services – 2.8%
Mindtree Ltd.	4,021	$164,024
Samsung SDS Co. Ltd.	1,953	186,538
Tata Consultancy Services Ltd.	19,138	763,794
		$1,114,356
Chemicals – 0.6%
SABIC Agri-Nutrients Co.	5,579	$258,246
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – 2.0%
Kingsoft Corp.	84,000	$255,416
NetEase.com, Inc., ADR	6,049	535,397
		$790,813
Computer Software - Systems – 6.3%
Hon Hai Precision Industry Co. Ltd.	179,000	$639,098
Lenovo Group Ltd.	118,000	97,216
Samsung Electronics Co. Ltd.	38,459	1,703,682
Tata Elxsi Ltd.	843	94,227
		$2,534,223
Conglomerates – 0.6%
CITIC Pacific Ltd.	244,000	$251,556
Construction – 2.6%
Ambuja Cements Ltd.	15,373	$79,189
Anhui Conch Cement Co. Ltd.	82,500	314,346
Beijing Roborock Technology Co. Ltd., “A”	1,035	47,940
CEMEX S.A.B. de C.V. (a)	209,152	77,551
Midea Group Co. Ltd., “A”	7,500	57,760
Techtronic Industries Co. Ltd.	5,000	58,825
Ultratech Cement Ltd.	2,036	169,489
Zhejiang Supor Co. Ltd., “A”	33,500	222,427
		$1,027,527
Consumer Products – 0.8%
AmorePacific Corp.	3,298	$301,307
Consumer Services – 0.3%
HeadHunter Group PLC, ADR (u)	3,158	$0
Localiza Rent a Car S.A.	4,300	50,270
TravelSky Technology Ltd.	49,000	85,553
		$135,823
Electrical Equipment – 2.1%
Advantech Co. Ltd.	25,000	$266,582
Bharat Heavy Electricals Ltd. (a)	141,326	103,149
Contemporary Amperex Technology Co. Ltd., “A” (a)	1,000	69,573
Voltronic Power Technology Corp.	7,000	395,988
		$835,292
Electronics – 10.1%
eMemory Technology, Inc.	2,000	$89,255
LG Innotek Co., Ltd.	272	69,527
MediaTek, Inc.	10,000	217,507
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – continued
Nan Ya Printed Circuit Board Corp.	6,000	$52,624
Novatek Microelectronics Corp.	26,000	222,726
Realtek Semiconductor Corp.	15,000	168,809
SD BioSensor, Inc.	2,217	57,848
Taiwan Semiconductor Manufacturing Co. Ltd.	176,000	2,878,526
Unimicron Technology Corp.	31,000	153,060
United Microelectronics Corp.	91,000	121,558
		$4,031,440
Energy - Independent – 1.7%
China Shenhua Energy Co. Ltd.	123,500	$387,233
Hindustan Petroleum Corp. Ltd.	41,390	125,687
Reliance Industries Ltd.	5,702	186,534
		$699,454
Energy - Integrated – 3.5%
China Petroleum & Chemical Corp.	1,128,000	$531,211
LUKOIL PJSC (u)	9,157	0
Oil & Natural Gas Corp. Ltd.	104,062	179,882
Petrobras	52,300	373,672
PetroChina Co. Ltd.	430,000	200,812
Sasol Ltd. (a)	4,857	93,764
		$1,379,341
Engineering - Construction – 0.3%
Doosan Bobcat, Inc.	5,315	$136,892
Food & Beverages – 1.2%
Gruma S.A.B. de C.V.	14,743	$160,650
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	57,864	299,645
		$460,295
Gaming & Lodging – 0.3%
OPAP S.A.	9,376	$123,905
General Merchandise – 2.2%
BIM Birlesik Magazalar A.S.	61,175	$367,889
Walmart de Mexico S.A.B. de C.V.	159,599	521,579
		$889,468
Insurance – 3.6%
China Pacific Insurance Co. Ltd.	152,400	$322,205
Meritz Fire & Marine Insurance Co. Ltd.	1,743	49,778
Ping An Insurance Co. of China Ltd., “H”	121,000	711,964
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
Samsung Fire & Marine Insurance Co. Ltd.	2,520	$366,492
		$1,450,439
Internet – 4.1%
Tencent Holdings Ltd.	39,100	$1,619,440
Leisure & Toys – 0.9%
Naspers Ltd.	1,151	$163,005
NCsoft Corp.	700	196,645
		$359,650
Machinery & Tools – 0.2%
AirTAC International Group	3,325	$89,508
Major Banks – 4.2%
ABSA Group Ltd.	32,859	$340,234
Bank of China Ltd.	1,219,000	428,144
Bank of Communications Co. Ltd.	359,000	204,616
China Construction Bank Corp.	743,000	460,164
Industrial & Commercial Bank of China, “H”	319,000	162,272
Woori Financial Group, Inc.	9,451	85,655
		$1,681,085
Medical & Health Technology & Services – 0.4%
Dr. Sulaiman Al Habib Medical Services Group	2,876	$153,019
Medical Equipment – 0.3%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., “A”	3,200	$138,253
Metals & Mining – 3.6%
African Rainbow Minerals Ltd.	13,310	$183,603
Alrosa PJSC (u)	143,843	0
Aluminum Corp. of China Ltd.	170,000	62,403
China Hongqiao Group Ltd.	180,500	174,686
Industries Qatar Q.P.S.C.	34,746	173,170
Jiangxi Copper Co. Ltd., “H”	36,700	45,136
Kumba Iron Ore Ltd.	6,366	140,925
POSCO Holdings, Inc.	664	125,722
Saudi Arabian Mining Co. (a)	6,311	125,078
Tata Steel Ltd.	133,991	179,601
Vale S.A.	17,600	218,207
		$1,428,531
Natural Gas - Distribution – 0.3%
China Resources Gas Group Ltd.	31,200	$121,451
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – 12.7%
Al Rajhi Bank (a)	16,034	$384,748
Banco de Oro Unibank, Inc.	69,290	158,927
BNK Financial Group, Inc.	32,583	162,861
Chailease Holding Co.	79,632	510,877
China Merchants Bank Co. Ltd.	55,500	283,553
Credicorp Ltd.	2,269	292,451
Emirates NBD PJSC	89,310	324,600
Hana Financial Group, Inc.	9,359	273,827
HDFC Bank Ltd., ADR	6,760	412,698
Housing Development Finance Corp. Ltd.	10,469	317,726
KB Financial Group, Inc.	16,064	589,574
Komercní banka A.S.	13,488	317,285
Kotak Mahindra Bank Ltd.	6,350	150,703
Lufax Holding Ltd., ADR	24,344	106,383
PT Bank Central Asia Tbk	513,500	283,692
PT Bank Mandiri Tbk	254,000	151,450
Sberbank of Russia PJSC (a)(u)	177,552	0
TCS Group Holding PLC, GDR (a)(u)	3,991	0
Tisco Financial Group PCL	131,400	337,847
		$5,059,202
Pharmaceuticals – 2.3%
Aurobindo Pharma Ltd.	8,728	$59,624
China Medical System Holdings Ltd.	71,000	105,024
Divi's Laboratories Ltd.	2,093	94,533
Gedeon Richter PLC	7,666	154,752
Genomma Lab Internacional S.A., “B”	169,814	138,825
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., “A”	25,000	98,359
Kalbe Farma Tbk PT	1,160,200	131,321
Sun Pharmaceutical Industries Ltd.	11,764	131,524
		$913,962
Precious Metals & Minerals – 0.2%
Sibanye-Stillwater Ltd.	40,835	$91,239
Railroad & Shipping – 0.8%
China Cosco Holdings	88,750	$132,556
Evergreen Marine Corp. (Taiwan) Ltd.	50,000	144,014
Orient Overseas International Ltd.	2,000	55,795
		$332,365
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – 1.0%
Aldar Properties PJSC	60,897	$79,912
Emaar Properties PJSC	119,334	202,717
Greentown China Holdings Ltd.	66,500	125,651
		$408,280
Restaurants – 1.6%
Haidilao International Holding Ltd. (a)	65,000	$153,120
Jollibee Foods Corp.	26,100	111,362
Yum China Holdings, Inc.	7,787	390,207
		$654,689
Specialty Chemicals – 0.9%
LG Chem Ltd.	126	$58,983
Sahara International Petrochemical Co.	22,426	284,874
		$343,857
Specialty Stores – 7.0%
Alibaba Group Holding Ltd. (a)	27,200	$323,870
Alibaba Group Holding Ltd., ADR (a)	8,463	807,455
Cencosud S.A.	80,660	112,767
JD.com, Inc., “A”	2,928	92,665
JD.com, Inc., ADR	9,105	578,076
Jumbo S.A.	8,414	120,408
Meituan, “B” (a)	22,600	541,568
Multiplan Empreendimentos Imobiliarios S.A.	13,450	62,307
Pinduoduo, Inc., ADR (a)	2,100	149,730
		$2,788,846
Telecommunications - Wireless – 2.5%
Advanced Info Service Public Co. Ltd.	40,400	$212,734
MTN Group Ltd.	25,599	185,335
PT Telekom Indonesia	2,005,100	616,018
		$1,014,087
Telephone Services – 1.5%
Hellenic Telecommunications Organization S.A.	32,279	$514,479
KT Corp., ADR	7,161	98,249
		$612,728
Utilities - Electric Power – 3.4%
Adani Green Energy Ltd. (a)	2,424	$73,142
Adani Power Ltd. (a)	21,253	108,688
CEZ A.S. (Czech Republic)	5,528	223,719
Energisa S.A., IEU	46,900	381,247
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
ENGIE Energía Brasil S.A.	16,665	$129,735
Transmissora Alianca de Energia Eletrica S.A., IEU	54,243	434,578
		$1,351,109
Total Common Stocks (Identified Cost, $39,023,381)		$39,190,897
Preferred Stocks – 0.9%
Metals & Mining – 0.9%
Gerdau S.A. (Identified Cost, $348,708)	77,900	$349,190
Investment Companies (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $650,889)	650,889	$650,889

Other Assets, Less Liabilities – (0.5)%		(197,707)
Net Assets – 100.0%		$39,993,269

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $650,889 and $39,540,087, respectively.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IEU	International Equity Unit
PCL	Public Company Limited
See Notes to Financial Statements
18

Financial Statements
Statement of Assets and Liabilities
At 8/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $39,372,089)	$39,540,087
Investments in affiliated issuers, at value (identified cost, $650,889)	650,889
Foreign currency, at value (identified cost, $83,610)	83,675
Receivables for
Investments sold	9,451
Fund shares sold	39,779
Dividends	127,184
Receivable from investment adviser	45,610
Other assets	94
Total assets	$40,496,769
Liabilities
Payables for
Investments purchased	$281,593
Fund shares reacquired	6,133
Payable to affiliates
Shareholder servicing costs	1,552
Distribution and service fees	98
Payable for independent Trustees' compensation	15
Deferred country tax expense payable	37,655
Accrued expenses and other liabilities	176,454
Total liabilities	$503,500
Net assets	$39,993,269
Net assets consist of
Paid-in capital	$40,167,867
Total distributable earnings (loss)	(174,598)
Net assets	$39,993,269
Shares of beneficial interest outstanding	3,292,611
19

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,796,663	396,167	$12.11
Class B	275,899	23,073	11.96
Class C	224,154	18,754	11.95
Class I	17,811,070	1,467,547	12.14
Class R1	69,198	5,753	12.03
Class R2	70,846	5,863	12.08
Class R3	118,311	9,758	12.12
Class R4	104,225	8,571	12.16
Class R6	16,522,903	1,357,125	12.17

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.85 [100 / 94.25 x $12.11]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
20

Financial Statements
Statement of Operations
Year ended 8/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$2,143,038
Other	10,246
Dividends from affiliated issuers	2,796
Foreign taxes withheld	(203,285)
Total investment income	$1,952,795
Expenses
Management fee	$375,413
Distribution and service fees	23,074
Shareholder servicing costs	38,682
Administrative services fee	17,500
Independent Trustees' compensation	2,908
Custodian fee	139,698
Shareholder communications	10,994
Audit and tax fees	89,611
Legal fees	196
Registration fees	122,296
Miscellaneous	35,071
Total expenses	$855,443
Reduction of expenses by investment adviser	(351,605)
Net expenses	$503,838
Net investment income (loss)	$1,448,957
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $148,933 country tax)	$395,154
Affiliated issuers	(22)
Foreign currency	(50,315)
Net realized gain (loss)	$344,817
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $132,613 decrease in deferred country tax)	$(13,221,015)
Translation of assets and liabilities in foreign currencies	2,498
Net unrealized gain (loss)	$(13,218,517)
Net realized and unrealized gain (loss)	$(12,873,700)
Change in net assets from operations	$(11,424,743)
See Notes to Financial Statements
21

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/22	8/31/21
Change in net assets
From operations
Net investment income (loss)	$1,448,957	$918,782
Net realized gain (loss)	344,817	2,948,938
Net unrealized gain (loss)	(13,218,517)	6,705,188
Change in net assets from operations	$(11,424,743)	$10,572,908
Total distributions to shareholders	$(2,127,297)	$(745,103)
Change in net assets from fund share transactions	$(6,641,570)	$7,985,612
Total change in net assets	$(20,193,610)	$17,813,417
Net assets
At beginning of period	60,186,879	42,373,462
At end of period	$39,993,269	$60,186,879
See Notes to Financial Statements
22

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$15.96	$12.97	$12.12	$13.66	$14.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.23	$0.24	$0.25	$0.24
Net realized and unrealized gain (loss)	(3.70)	2.96	0.81	(1.20)	(0.32)
Total from investment operations	$(3.33)	$3.19	$1.05	$(0.95)	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.20)	$(0.20)	$(0.22)	$(0.16)
From net realized gain	(0.27)	—	—	(0.37)	(0.47)
Total distributions declared to shareholders	$(0.52)	$(0.20)	$(0.20)	$(0.59)	$(0.63)
Net asset value, end of period (x)	$12.11	$15.96	$12.97	$12.12	$13.66
Total return (%) (r)(s)(t)(x)	(21.42)	24.78	8.63	(6.77)	(0.77)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.94	1.82	2.39	2.95	2.94
Expenses after expense reductions	1.24	1.24	1.24	1.24	1.23
Net investment income (loss)	2.62	1.50	1.98	2.01	1.65
Portfolio turnover	58	60	63	64	58
Net assets at end of period (000 omitted)	$4,797	$7,869	$5,702	$5,174	$7,145
See Notes to Financial Statements
23

Financial Highlights – continued
Class B	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$15.75	$12.81	$11.99	$13.54	$14.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.11	$0.15	$0.21	$0.12
Net realized and unrealized gain (loss)	(3.67)	2.93	0.80	(1.25)	(0.30)
Total from investment operations	$(3.39)	$3.04	$0.95	$(1.04)	$(0.18)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.10)	$(0.13)	$(0.14)	$(0.08)
From net realized gain	(0.27)	—	—	(0.37)	(0.47)
Total distributions declared to shareholders	$(0.40)	$(0.10)	$(0.13)	$(0.51)	$(0.55)
Net asset value, end of period (x)	$11.96	$15.75	$12.81	$11.99	$13.54
Total return (%) (r)(s)(t)(x)	(21.98)	23.77	7.88	(7.51)	(1.47)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.71	2.58	3.19	3.70	3.67
Expenses after expense reductions	1.99	1.99	1.99	1.99	1.98
Net investment income (loss)	2.02	0.72	1.22	1.63	0.79
Portfolio turnover	58	60	63	64	58
Net assets at end of period (000 omitted)	$276	$403	$312	$391	$318

Class C	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$15.72	$12.78	$11.95	$13.50	$14.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.11	$0.15	$0.16	$0.11
Net realized and unrealized gain (loss)	(3.65)	2.93	0.78	(1.19)	(0.29)
Total from investment operations	$(3.39)	$3.04	$0.93	$(1.03)	$(0.18)
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.10)	$(0.10)	$(0.15)	$(0.08)
From net realized gain	(0.27)	—	—	(0.37)	(0.47)
Total distributions declared to shareholders	$(0.38)	$(0.10)	$(0.10)	$(0.52)	$(0.55)
Net asset value, end of period (x)	$11.95	$15.72	$12.78	$11.95	$13.50
Total return (%) (r)(s)(t)(x)	(22.02)	23.87	7.78	(7.51)	(1.48)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.69	2.58	3.19	3.70	3.64
Expenses after expense reductions	1.99	1.99	1.99	1.99	1.99
Net investment income (loss)	1.85	0.72	1.22	1.31	0.75
Portfolio turnover	58	60	63	64	58
Net assets at end of period (000 omitted)	$224	$410	$344	$420	$453
See Notes to Financial Statements
24

Financial Highlights – continued
Class I	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$16.00	$13.00	$12.16	$13.71	$14.41
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.28	$0.29	$0.29	$0.34
Net realized and unrealized gain (loss)	(3.69)	2.96	0.80	(1.22)	(0.39)
Total from investment operations	$(3.30)	$3.24	$1.09	$(0.93)	$(0.05)
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.24)	$(0.25)	$(0.25)	$(0.18)
From net realized gain	(0.27)	—	—	(0.37)	(0.47)
Total distributions declared to shareholders	$(0.56)	$(0.24)	$(0.25)	$(0.62)	$(0.65)
Net asset value, end of period (x)	$12.14	$16.00	$13.00	$12.16	$13.71
Total return (%) (r)(s)(t)(x)	(21.21)	25.10	8.89	(6.55)	(0.55)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.67	1.57	1.91	2.70	2.78
Expenses after expense reductions	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	2.77	1.83	2.46	2.26	2.30
Portfolio turnover	58	60	63	64	58
Net assets at end of period (000 omitted)	$17,811	$33,247	$21,273	$1,811	$2,343

Class R1	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$15.84	$12.84	$12.01	$13.57	$14.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.17	$0.15	$0.17	$0.10
Net realized and unrealized gain (loss)	(3.70)	2.94	0.80	(1.20)	(0.28)
Total from investment operations	$(3.31)	$3.11	$0.95	$(1.03)	$(0.18)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.11)	$(0.12)	$(0.16)	$(0.05)
From net realized gain	(0.27)	—	—	(0.37)	(0.47)
Total distributions declared to shareholders	$(0.50)	$(0.11)	$(0.12)	$(0.53)	$(0.52)
Net asset value, end of period (x)	$12.03	$15.84	$12.84	$12.01	$13.57
Total return (%) (r)(s)(t)(x)	(21.43)	24.32	7.84	(7.47)	(1.49)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.96	2.18	3.14	3.70	3.64
Expenses after expense reductions	1.24	1.59	1.99	1.99	1.99
Net investment income (loss)	2.82	1.11	1.25	1.32	0.70
Portfolio turnover	58	60	63	64	58
Net assets at end of period (000 omitted)	$69	$88	$71	$66	$71
See Notes to Financial Statements
25

Financial Highlights – continued
Class R2	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$15.93	$12.95	$12.11	$13.66	$14.36
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.18	$0.21	$0.23	$0.18
Net realized and unrealized gain (loss)	(3.73)	2.97	0.81	(1.20)	(0.30)
Total from investment operations	$(3.37)	$3.15	$1.02	$(0.97)	$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.17)	$(0.18)	$(0.21)	$(0.11)
From net realized gain	(0.27)	—	—	(0.37)	(0.47)
Total distributions declared to shareholders	$(0.48)	$(0.17)	$(0.18)	$(0.58)	$(0.58)
Net asset value, end of period (x)	$12.08	$15.93	$12.95	$12.11	$13.66
Total return (%) (r)(s)(t)(x)	(21.67)	24.47	8.35	(6.97)	(1.03)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.22	2.08	2.64	3.20	3.14
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	2.57	1.21	1.75	1.82	1.20
Portfolio turnover	58	60	63	64	58
Net assets at end of period (000 omitted)	$71	$90	$73	$67	$72

Class R3	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$15.98	$12.98	$12.14	$13.69	$14.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.23	$0.21	$0.24	$0.24
Net realized and unrealized gain (loss)	(3.75)	2.97	0.83	(1.19)	(0.32)
Total from investment operations	$(3.34)	$3.20	$1.04	$(0.95)	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.20)	$(0.20)	$(0.23)	$(0.15)
From net realized gain	(0.27)	—	—	(0.37)	(0.47)
Total distributions declared to shareholders	$(0.52)	$(0.20)	$(0.20)	$(0.60)	$(0.62)
Net asset value, end of period (x)	$12.12	$15.98	$12.98	$12.14	$13.69
Total return (%) (r)(s)(t)(x)	(21.45)	24.80	8.52	(6.75)	(0.80)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.99	1.82	2.43	2.95	2.94
Expenses after expense reductions	1.24	1.24	1.24	1.24	1.24
Net investment income (loss)	2.96	1.50	1.71	1.89	1.66
Portfolio turnover	58	60	63	64	58
Net assets at end of period (000 omitted)	$118	$107	$81	$71	$102
See Notes to Financial Statements
26

Financial Highlights – continued
Class R4	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$16.03	$13.02	$12.17	$13.72	$14.41
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.26	$0.28	$0.30	$0.26
Net realized and unrealized gain (loss)	(3.74)	2.98	0.81	(1.23)	(0.30)
Total from investment operations	$(3.31)	$3.24	$1.09	$(0.93)	$(0.04)
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.23)	$(0.24)	$(0.25)	$(0.18)
From net realized gain	(0.27)	—	—	(0.37)	(0.47)
Total distributions declared to shareholders	$(0.56)	$(0.23)	$(0.24)	$(0.62)	$(0.65)
Net asset value, end of period (x)	$12.16	$16.03	$13.02	$12.17	$13.72
Total return (%) (r)(s)(t)(x)	(21.24)	25.10	8.90	(6.55)	(0.50)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.72	1.58	2.14	2.70	2.66
Expenses after expense reductions	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	3.12	1.70	2.25	2.36	1.76
Portfolio turnover	58	60	63	64	58
Net assets at end of period (000 omitted)	$104	$118	$97	$85	$82

Class R6	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$16.04	$13.03	$12.19	$13.73	$14.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.45	$0.27	$0.29	$0.31	$0.27
Net realized and unrealized gain (loss)	(3.75)	2.98	0.81	(1.22)	(0.30)
Total from investment operations	$(3.30)	$3.25	$1.10	$(0.91)	$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.24)	$(0.26)	$(0.26)	$(0.19)
From net realized gain	(0.27)	—	—	(0.37)	(0.47)
Total distributions declared to shareholders	$(0.57)	$(0.24)	$(0.26)	$(0.63)	$(0.66)
Net asset value, end of period (x)	$12.17	$16.04	$13.03	$12.19	$13.73
Total return (%) (r)(s)(t)(x)	(21.18)	25.17	8.91	(6.40)	(0.42)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.64	1.51	2.05	2.58	2.56
Expenses after expense reductions	0.90	0.93	0.92	0.87	0.90
Net investment income (loss)	3.23	1.79	2.36	2.44	1.81
Portfolio turnover	58	60	63	64	58
Net assets at end of period (000 omitted)	$16,523	$17,855	$14,422	$12,590	$13,322

See Notes to Financial Statements
27

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
28

Notes to Financial Statements
(1) Business and Organization
MFS Blended Research Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the
29

Notes to Financial Statements  - continued
particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or
30

Notes to Financial Statements  - continued
published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$2,567,248	$10,312,164	$—	$12,879,412
Taiwan	—	5,950,132	—	5,950,132
India	412,698	4,874,225	—	5,286,923
South Korea	98,249	4,600,344	—	4,698,593
Brazil	2,166,218	—	—	2,166,218
Saudi Arabia	1,285,692	—	—	1,285,692
South Africa	346,608	851,497	—	1,198,105
Indonesia	1,182,481	—	—	1,182,481
Mexico	1,004,782	—	—	1,004,782
Other Countries	2,758,341	1,129,408	0	3,887,749
Mutual Funds	650,889	—	—	650,889
Total	$12,473,206	$27,717,770	$0	$40,190,976
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 8/31/21	$—
Transfers into level 3	0
Balance as of 8/31/22	$0
At August 31, 2022, the fund held six level 3 securities.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign
31

Notes to Financial Statements  - continued
currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
32

Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/22	Year ended 8/31/21
Ordinary income (including any short-term capital gains)	$1,355,091	$745,103
Long-term capital gains	772,206	—
Total distributions	$2,127,297	$745,103
33

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/22
Cost of investments	$41,041,039
Gross appreciation	4,734,703
Gross depreciation	(5,584,766)
Net unrealized appreciation (depreciation)	$(850,063)
Undistributed ordinary income	1,119,276
Post-October capital loss deferral	(434,535)
Other temporary differences	(9,276)
Total distributable earnings (loss)	$(174,598)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/22	Year ended 8/31/21
Class A	$249,497	$88,077
Class B	9,700	2,417
Class C	8,714	2,784
Class I	1,191,229	385,053
Class R1	2,788	607
Class R2	2,729	956
Class R3	3,603	1,232
Class R4	4,183	1,721
Class R6	654,854	262,256
Total	$2,127,297	$745,103
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.675%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at
34

Notes to Financial Statements  - continued
least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this management fee reduction amounted to $6,969, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
1.24%	1.99%	1.99%	0.99%	1.99%	1.49%	1.24%	0.99%	0.95%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this reduction amounted to $344,636, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,392 for the year ended August 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
35

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 15,855
Class B	0.75%	0.25%	1.00%	1.00%	3,321
Class C	0.75%	0.25%	1.00%	1.00%	3,029
Class R1	0.75%	0.25%	1.00%	0.25%	197
Class R2	0.25%	0.25%	0.50%	0.50%	404
Class R3	—	0.25%	0.25%	0.25%	268
Total Distribution and Service Fees					$23,074
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the year ended August 31, 2022. For the year ended August 31, 2022, the 0.75% distribution fee was not imposed for Class R1 shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2022, were as follows:
Amount
Class A	$—
Class B	199
Class C	90
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2022, the fee was $4,434, which equated to 0.0089% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $34,248.
36

Notes to Financial Statements  - continued
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.0350% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At August 31, 2022, MFS held approximately 61% and 70% of the outstanding shares of Class R3 and Class R4, respectively, and 100% of the outstanding shares of Class R1 and Class R2.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2022, this reimbursement amounted to $10,231, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $28,661,755 and $35,850,873, respectively.
37

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	205,671	$2,844,904	167,267	$2,624,827
Class B	468	6,990	2,607	38,224
Class C	688	9,471	9,428	143,250
Class I	162,972	2,344,661	595,289	9,324,069
Class R3	3,165	42,366	824	12,657
Class R4	1,000	13,807	456	6,965
Class R6	372,261	5,030,980	271,938	4,110,557
	746,225	$10,293,179	1,047,809	$16,260,549
Shares issued to shareholders in reinvestment of distributions
Class A	16,955	$247,380	6,019	$86,377
Class B	669	9,700	170	2,417
Class C	602	8,714	196	2,784
Class I	79,467	1,160,214	25,673	368,920
Class R1	192	2,788	43	607
Class R2	187	2,729	67	956
Class R3	247	3,603	86	1,232
Class R4	286	4,183	120	1,721
Class R6	44,730	654,854	18,212	262,256
	143,335	$2,094,165	50,586	$727,270
Shares reacquired
Class A	(319,561)	$(4,414,899)	(119,894)	$(1,843,788)
Class B	(3,667)	(53,204)	(1,506)	(22,336)
Class C	(8,637)	(122,685)	(10,417)	(158,661)
Class I	(852,957)	(11,984,347)	(179,247)	(2,717,344)
Class R3	(324)	(4,658)	(470)	(7,190)
Class R4	(70)	(1,004)	(670)	(9,635)
Class R6	(172,825)	(2,448,117)	(283,927)	(4,243,253)
	(1,358,041)	$(19,028,914)	(596,131)	$(9,002,207)
38

Notes to Financial Statements  - continued
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	(96,935)	$(1,322,615)	53,392	$867,416
Class B	(2,530)	(36,514)	1,271	18,305
Class C	(7,347)	(104,500)	(793)	(12,627)
Class I	(610,518)	(8,479,472)	441,715	6,975,645
Class R1	192	2,788	43	607
Class R2	187	2,729	67	956
Class R3	3,088	41,311	440	6,699
Class R4	1,216	16,986	(94)	(949)
Class R6	244,166	3,237,717	6,223	129,560
	(468,481)	$(6,641,570)	502,264	$7,985,612
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime 2060 Fund were the owners of record of approximately 9%, 9%, 8%, 5%, 4%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2065 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2022, the fund’s commitment fee and interest expense were $222 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
39

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,073,195	$14,668,725	$15,091,009	$(22)	$—	$650,889

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,796	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.
40

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Blended Research Emerging Markets Equity Fund and the Board of Trustees of MFS Series Trust IV
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust IV) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
41

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 17, 2022
42

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
43

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
44

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
45

Trustees and Officers -continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
46

Board Review of Investment Advisory Agreement
MFS Blended Research Emerging Markets Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
47

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 2nd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
48

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services
49

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
50

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
51

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $866,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $2,137,740. The fund intends to pass through foreign tax credits of $343,395 for the fiscal year.
52

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
54

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2022
MFS®  Blended Research®
International Equity Fund
BRX-ANN

MFS® Blended Research®
International Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in fixed income and currency markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
October 17, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.4%
Novo Nordisk A.S., “B”	2.4%
Roche Holding AG	2.3%
LVMH Moet Hennessy Louis Vuitton SE	1.8%
BNP Paribas	1.6%
DBS Group Holdings Ltd.	1.4%
UBS Group AG	1.4%
Glencore PLC	1.4%
British American Tobacco PLC	1.4%
Samsung Electronics Co. Ltd.	1.3%
GICS equity sectors (g)
Financials	19.9%
Consumer Discretionary	12.4%
Information Technology	11.7%
Industrials	11.2%
Consumer Staples	9.5%
Health Care	9.4%
Materials	7.1%
Communication Services	6.9%
Energy	5.5%
Utilities	3.6%
Real Estate	1.6%
Issuer country weightings (x)
Japan	13.1%
China	10.1%
United Kingdom	9.9%
Canada	9.1%
France	8.2%
Switzerland	6.6%
Australia	4.7%
Taiwan	4.3%
Germany	4.1%
Other Countries	29.9%
Currency exposure weightings (y)
Euro	20.1%
Japanese Yen	13.1%
Hong Kong Dollar	10.5%
British Pound Sterling	9.9%
Canadian Dollar	8.8%
Swiss Franc	6.6%
Australian Dollar	4.7%
Taiwan Dollar	4.3%
South Korean Won	3.5%
Other Currencies	18.5%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States (included in Other Countries) includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar (included in Other Currencies) includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended August 31, 2022, Class A shares of the MFS Blended Research International Equity Fund (fund) provided a total return of -17.24%, at net asset value. This compares with a return of -19.52% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Security selection within both the consumer discretionary and information technology sectors contributed to the fund's performance relative to the MSCI All Country World (ex-US) Index. There were no individual stocks within the consumer discretionary sector, either in the fund or in the benchmark, that were among the fund's top relative contributors over the reporting period. Within the information technology sector, not owning shares of cloud-based e-commerce platform operator Shopify boosted relative
4

Management Review - continued
results. The share price of Shopify declined after the company reported gross merchandise value, subscription revenue growth and profitability below market expectations due to higher inflation and weaker consumer spending.
Stock selection in both the communication services and consumer staples sectors further aided the fund’s relative returns. Within the communication services sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's top relative contributors over the reporting period. Within the consumer staples sector, the fund’s overweight position in tobacco distributor British American Tobacco (United Kingdom) contributed to relative performance. The share price of British American Tobacco appreciated due to heightened investor interest in owning defensive, higher-yielding securities, following increased macroeconomic uncertainty and a high inflationary environment. Additionally, the company announced a £2 bn share buyback program, which further supported overall sentiment.
Stocks in other sectors that were among the fund's top relative contributors included overweight positions in petroleum and natural gas producer Tourmaline Oil(h), commodity trading and mining company Glencore (United Kingdom), pharmaceutical company Novo Nordisk (Denmark), banking services provider DBS Group Holdings (Singapore), coal producer China Shenhua Energy (China) and insurance and financial services company Fairfax Financial Holdings. The share price of Tourmaline Oil benefited from a special dividend that the company used to return significant free cash flow to equity shareholders. Additionally, the fund’s holdings of electric power transmission services provider Transmissora Alianca de Energia Eletrica(b) (Brazil) further strengthened relative results.
The fund’s cash and/or cash equivalents position during the period was another contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash supported the fund's performance versus the benchmark, which has no cash position.
Detractors from Performance
Security selection in both the industrials and financials sectors detracted from the fund’s relative performance. Within the industrials sector, the fund's position in kitchens and joinery products manufacturer Howden Joinery Group(b) (United Kingdom) held back relative results as the share price fell due to softening orders intake, reflecting an uncertain macroeconomic environment and inflationary pressures. Within the financials sector, the fund’s overweight positions in commercial banking firm Sberbank of Russia (Russia) and financial services company Erste Group Bank (Austria) dampened relative returns. The share price of Sberbank of Russia fell sharply following the Russian invasion of Ukraine and the numerous sanctions imposed on Russia and Russian entities. As a result, the company lost control over European subsidiary banks.
Elsewhere, the fund’s overweight positions in bio-analytical testing services provider Eurofins Scientific (France), integrated oil company LUKOIL (Russia), real estate company LEG Immobilien (Germany), pharmaceutical products manufacturer Santen Pharmaceutical (Japan) and e-commerce business services provider ZOZO (Japan) weakened relative performance. The share price of Eurofins Scientific declined over lower-than-anticipated organic growth and higher investment spending. Additionally,
5

Management Review - continued
not owning shares of global energy and petrochemicals company Shell (United Kingdom), and the fund’s underweight position in integrated energy and petroleum company TotalEnergies (France), further dampened relative results.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 8/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
7

Performance Summary  - continued
Total Returns through 8/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/15/15	(17.24)%	1.90%	4.10%
B	9/15/15	(17.99)%	1.10%	3.29%
C	9/15/15	(17.91)%	1.12%	3.30%
I	9/15/15	(17.13)%	2.13%	4.33%
R1	9/15/15	(17.95)%	1.12%	3.30%
R2	9/15/15	(17.55)%	1.62%	3.81%
R3	9/15/15	(17.37)%	1.87%	4.09%
R4	9/15/15	(17.09)%	2.15%	4.35%
R6	9/15/15	(17.07)%	2.24%	4.42%
Comparative benchmark(s)

MSCI All Country World (ex-US) Index (net div) (f)	(19.52)%	1.67%	4.48%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(22.00)%	0.70%	3.22%
B With CDSC (Declining over six years from 4% to 0%) (v)	(21.07)%	0.76%	3.29%
C With CDSC (1% for 12 months) (v)	(18.68)%	1.12%	3.30%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI All Country World (ex-US) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
8

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2022 through August 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/22	Ending Account Value 8/31/22	Expenses Paid During Period (p) 3/01/22-8/31/22
A	Actual	0.89%	$1,000.00	$867.85	$4.19
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
B	Actual	1.64%	$1,000.00	$864.09	$7.71
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
C	Actual	1.64%	$1,000.00	$864.69	$7.71
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
I	Actual	0.64%	$1,000.00	$868.46	$3.01
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R1	Actual	1.64%	$1,000.00	$864.24	$7.71
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
R2	Actual	1.14%	$1,000.00	$866.17	$5.36
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R3	Actual	0.89%	$1,000.00	$867.26	$4.19
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R4	Actual	0.64%	$1,000.00	$869.39	$3.02
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R6	Actual	0.56%	$1,000.00	$869.39	$2.64
	Hypothetical (h)	0.56%	$1,000.00	$1,022.38	$2.85
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Portfolio of Investments
8/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.1%
Aerospace & Defense – 0.5%
Thales S.A.	18,913	$2,280,929
Alcoholic Beverages – 1.4%
Ambev S.A.	394,200	$1,157,049
Jiangsu Yanghe Brewery JSC Ltd., “A”	45,400	1,079,700
Kirin Holdings Co. Ltd.	281,000	4,625,395
		$6,862,144
Apparel Manufacturers – 3.3%
Burberry Group PLC	46,453	$940,743
Compagnie Financiere Richemont S.A.	55,929	6,245,458
LVMH Moet Hennessy Louis Vuitton SE	13,981	9,042,854
		$16,229,055
Automotive – 3.4%
BYD Co. Ltd.	58,500	$1,791,845
Hero MotoCorp Ltd.	31,392	1,107,519
Kia Corp.	15,958	957,276
Magna International, Inc.	24,814	1,432,512
Mahindra & Mahindra Ltd.	205,633	3,344,042
Maruti Suzuki India Ltd.	31,811	3,611,967
Stellantis N.V.	124,166	1,655,275
Toyota Motor Corp.	193,000	2,880,697
		$16,781,133
Business Services – 1.4%
Eurofins Scientific SE	55,606	$3,852,368
Experian PLC	67,757	2,059,291
Serco Group PLC	555,460	1,129,882
		$7,041,541
Chemicals – 0.7%
Nutrien Ltd.	37,939	$3,482,929
Computer Software – 2.5%
Check Point Software Technologies Ltd. (a)	37,466	$4,504,912
Dassault Systemes SE	94,883	3,659,942
NetEase.com, Inc., ADR	47,531	4,206,969
		$12,371,823
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 5.6%
Amadeus IT Group S.A. (a)	54,160	$2,857,586
Constellation Software, Inc.	3,816	5,744,324
Fujitsu Ltd.	35,300	4,172,216
Hitachi Ltd.	68,700	3,439,657
Hon Hai Precision Industry Co. Ltd.	1,310,000	4,677,198
Samsung Electronics Co. Ltd.	144,299	6,392,250
		$27,283,231
Construction – 0.5%
Anhui Conch Cement Co. Ltd.	384,500	$1,465,044
Zhejiang Supor Co. Ltd., “A”	126,800	841,903
		$2,306,947
Consumer Products – 0.7%
AmorePacific Corp.	25,280	$2,309,597
Kao Corp.	27,200	1,179,600
		$3,489,197
Consumer Services – 1.0%
Carsales.com Ltd.	113,765	$1,739,071
Persol Holdings Co. Ltd.	160,600	3,214,218
		$4,953,289
Containers – 0.5%
Brambles Ltd.	149,277	$1,254,897
Viscofan S.A.	16,947	952,027
		$2,206,924
Electrical Equipment – 1.4%
Schneider Electric SE	49,711	$5,900,792
Voltronic Power Technology Corp.	17,000	961,685
		$6,862,477
Electronics – 4.3%
ASML Holding N.V.	11,661	$5,654,531
Novatek Microelectronics Corp.	144,000	1,233,559
NXP Semiconductors N.V.	16,068	2,644,471
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	140,199	11,685,587
		$21,218,148
Energy - Independent – 0.8%
Canadian Natural Resources Ltd.	18,065	$990,353
China Shenhua Energy Co. Ltd.	965,500	3,027,310
		$4,017,663
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Integrated – 4.7%
Cenovus Energy, Inc.	171,938	$3,225,760
China Petroleum & Chemical Corp.	8,536,000	4,019,870
Eni S.p.A.	506,619	5,990,538
LUKOIL PJSC (u)	35,153	0
Suncor Energy, Inc.	189,120	6,118,482
TotalEnergies SE	67,667	3,436,100
		$22,790,750
Entertainment – 0.3%
Lottery Corp. Ltd. (a)	535,715	$1,620,209
Food & Beverages – 2.0%
Gruma S.A.B. de C.V.	140,662	$1,532,749
Inghams Group Ltd.	768,267	1,361,290
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	201,500	1,043,454
Nestle S.A.	51,507	6,037,516
		$9,975,009
Food & Drug Stores – 1.8%
Loblaw Cos. Ltd.	56,526	$4,995,601
Tesco PLC	1,245,527	3,595,501
		$8,591,102
Furniture & Appliances – 0.6%
Howden Joinery Group PLC	416,943	$2,756,353
Gaming & Lodging – 1.4%
Aristocrat Leisure Ltd.	169,947	$4,125,219
Tabcorp Holdings Ltd.	1,190,539	779,759
Whitbread PLC	66,936	1,942,937
		$6,847,915
General Merchandise – 1.3%
BIM Birlesik Magazalar A.S.	326,939	$1,966,118
Dollarama, Inc.	24,587	1,497,292
Walmart de Mexico S.A.B. de C.V.	876,252	2,863,645
		$6,327,055
Insurance – 5.7%
China Pacific Insurance Co. Ltd.	2,527,000	$5,342,596
Fairfax Financial Holdings Ltd.	6,401	3,191,069
iA Financial Corp., Inc.	35,570	1,910,735
Manulife Financial Corp.	309,237	5,349,575
Ping An Insurance Co. of China Ltd., “H”	939,000	5,525,076
Samsung Fire & Marine Insurance Co. Ltd.	25,822	3,755,384
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
Tokio Marine Holding, Inc.	22,700	$1,273,193
Zurich Insurance Group AG	3,686	1,632,674
		$27,980,302
Internet – 1.0%
Tencent Holdings Ltd.	121,200	$5,019,852
Leisure & Toys – 1.4%
GungHo Online Entertainment, Inc.	11,400	$189,375
Nintendo Co. Ltd.	6,500	2,653,018
Sankyo Co. Ltd.	99,600	2,919,984
SEGA SAMMY Holdings, Inc.	63,100	936,679
		$6,699,056
Machinery & Tools – 3.9%
Aalberts Industries N.V.	70,677	$2,588,872
Epiroc AB	173,286	2,653,431
GEA Group AG	182,365	6,357,559
Haitian International Holdings Ltd.	443,000	1,086,542
OSG Corp.	191,800	2,643,169
Toromont Industries Ltd.	48,954	3,789,290
		$19,118,863
Major Banks – 11.0%
Bank of China Ltd.	3,718,000	$1,305,857
Bank of Ireland Group PLC	297,961	1,836,530
Barclays PLC	2,375,373	4,529,249
BNP Paribas	166,669	7,767,595
BOC Hong Kong Holdings Ltd.	1,367,000	4,706,721
China Construction Bank Corp.	7,245,000	4,487,065
DBS Group Holdings Ltd.	303,800	7,069,625
Erste Group Bank AG	137,003	3,077,234
Industrial & Commercial Bank of China, “H”	2,039,000	1,037,215
National Australia Bank Ltd.	263,510	5,481,734
NatWest Group PLC	1,974,561	5,653,190
UBS Group AG	442,926	6,995,855
		$53,947,870
Medical & Health Technology & Services – 0.8%
Sonic Healthcare Ltd.	158,869	$3,669,367
Medical Equipment – 0.4%
Olympus Corp.	100,000	$2,154,449
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Metals & Mining – 3.2%
ArcelorMittal S.A.	132,589	$3,147,771
Glencore PLC	1,233,182	6,746,992
Rio Tinto PLC	107,421	5,930,674
		$15,825,437
Network & Telecom – 0.8%
LM Ericsson Telephone Co., “B”	523,170	$3,910,983
Other Banks & Diversified Financials – 3.2%
Chailease Holding Co.	409,250	$2,625,532
Credicorp Ltd.	14,854	1,914,532
Emirates NBD PJSC	313,587	1,139,742
Hana Financial Group, Inc.	71,979	2,105,971
KB Financial Group, Inc.	49,869	1,830,269
Komercní banka A.S.	85,892	2,020,480
Macquarie Group Ltd.	13,009	1,564,987
Sberbank of Russia PJSC (a)(u)	715,224	0
Tisco Financial Group PCL	919,100	2,363,130
		$15,564,643
Pharmaceuticals – 7.5%
Bayer AG	113,283	$5,988,184
Kalbe Farma Tbk PT	8,492,600	961,264
Kyowa Kirin Co. Ltd.	76,900	1,725,328
Novo Nordisk A.S., “B”	108,999	11,644,078
Roche Holding AG	34,885	11,235,604
Sanofi	12,228	1,006,393
Santen Pharmaceutical Co. Ltd.	544,100	3,912,365
		$36,473,216
Printing & Publishing – 1.3%
Transcontinental, Inc., “A”	237,522	$2,994,910
Wolters Kluwer N.V.	33,910	3,316,307
		$6,311,217
Railroad & Shipping – 0.8%
A.P. Moller-Maersk A/S	712	$1,702,658
Sankyu, Inc.	78,900	2,430,122
		$4,132,780
Real Estate – 1.6%
Ascendas India Trust, REIT	1,477,000	$1,203,047
Emaar Properties PJSC	1,494,908	2,539,463
Goodman Group, REIT	117,890	1,573,535
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
LEG Immobilien SE	35,128	$2,658,939
		$7,974,984
Restaurants – 0.4%
Greggs PLC	95,197	$2,040,393
Specialty Chemicals – 1.8%
Linde PLC	16,010	$4,510,949
Nitto Denko Corp.	49,900	3,072,633
Sumitomo Corp.	69,800	980,338
		$8,563,920
Specialty Stores – 2.2%
Alibaba Group Holding Ltd. (a)	308,500	$3,673,300
JD.com, Inc., “A”	78,145	2,473,115
JD.com, Inc., ADR	31,989	2,030,981
ZOZO, Inc.	116,100	2,576,572
		$10,753,968
Telecommunications - Wireless – 3.5%
KDDI Corp.	197,100	$6,055,765
PT Telekom Indonesia	16,660,900	5,118,660
SoftBank Group Corp.	74,200	2,931,066
Vodafone Group PLC	2,312,162	3,101,992
		$17,207,483
Telephone Services – 0.6%
Hellenic Telecommunications Organization S.A.	172,842	$2,754,845
Tobacco – 2.4%
British American Tobacco PLC	166,137	$6,654,817
Imperial Brands PLC	61,140	1,343,335
Japan Tobacco, Inc.	227,400	3,853,841
		$11,851,993
Trucking – 0.9%
Yamato Holdings Co. Ltd.	275,700	$4,301,213
Utilities - Electric Power – 3.6%
CEZ A.S. (Czech Republic)	29,540	$1,195,490
E.ON SE	557,122	4,764,579
Energias do Brasil S.A.	324,763	1,416,437
Energisa S.A., IEU	380,300	3,091,436
Iberdrola S.A.	296,320	3,083,620
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Transmissora Alianca de Energia Eletrica S.A., IEU	517,756	$4,148,099
		$17,699,661
Total Common Stocks (Identified Cost, $500,391,728)		$480,252,318
Preferred Stocks – 0.7%
Metals & Mining – 0.7%
Gerdau S.A. (Identified Cost, $3,833,805)	772,800	$3,464,112
Investment Companies (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $2,763,412)	2,763,687	$2,763,687

Other Assets, Less Liabilities – 0.6%		3,071,915
Net Assets – 100.0%		$489,552,032

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,763,687 and $483,716,430, respectively.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
IEU	International Equity Unit
PCL	Public Company Limited
REIT	Real Estate Investment Trust
See Notes to Financial Statements
18

Financial Statements
Statement of Assets and Liabilities
At 8/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $504,225,533)	$483,716,430
Investments in affiliated issuers, at value (identified cost, $2,763,412)	2,763,687
Cash	119,527
Foreign currency, at value (identified cost, $1,112,695)	1,117,991
Receivables for
Investments sold	1,196,245
Fund shares sold	1,123,937
Interest and dividends	2,477,072
Other assets	500
Total assets	$492,515,389
Liabilities
Payables for
Investments purchased	$2,294,816
Fund shares reacquired	285,600
Payable to affiliates
Investment adviser	6,331
Administrative services fee	528
Shareholder servicing costs	59,997
Distribution and service fees	348
Payable for independent Trustees' compensation	14
Deferred country tax expense payable	117,764
Accrued expenses and other liabilities	197,959
Total liabilities	$2,963,357
Net assets	$489,552,032
Net assets consist of
Paid-in capital	$503,369,307
Total distributable earnings (loss)	(13,817,275)
Net assets	$489,552,032
Shares of beneficial interest outstanding	45,975,395
19

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$18,999,385	1,763,968	$10.77
Class B	160,888	15,330	10.49
Class C	330,487	31,543	10.48
Class I	176,391,262	16,588,535	10.63
Class R1	313,860	30,073	10.44
Class R2	1,261,079	119,493	10.55
Class R3	532,136	49,949	10.65
Class R4	329,273	30,930	10.65
Class R6	291,233,662	27,345,574	10.65

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.43 [100 / 94.25 x $10.77]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
20

Financial Statements
Statement of Operations
Year ended 8/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$17,806,181
Other	39,776
Dividends from affiliated issuers	29,360
Income on securities loaned	12,455
Foreign taxes withheld	(1,583,190)
Total investment income	$16,304,582
Expenses
Management fee	$2,260,629
Distribution and service fees	60,907
Shareholder servicing costs	152,754
Administrative services fee	77,745
Independent Trustees' compensation	8,262
Custodian fee	101,995
Shareholder communications	15,164
Audit and tax fees	101,523
Legal fees	1,485
Registration fees	155,248
Miscellaneous	43,033
Total expenses	$2,978,745
Reduction of expenses by investment adviser	(271,648)
Net expenses	$2,707,097
Net investment income (loss)	$13,597,485
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $324,349 country tax)	$7,288,179
Affiliated issuers	416
Foreign currency	(134,010)
Net realized gain (loss)	$7,154,585
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $250,916 decrease in deferred country tax)	$(104,844,686)
Affiliated issuers	275
Translation of assets and liabilities in foreign currencies	(119,219)
Net unrealized gain (loss)	$(104,963,630)
Net realized and unrealized gain (loss)	$(97,809,045)
Change in net assets from operations	$(84,211,560)
See Notes to Financial Statements
21

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/22	8/31/21
Change in net assets
From operations
Net investment income (loss)	$13,597,485	$10,820,182
Net realized gain (loss)	7,154,585	39,518,086
Net unrealized gain (loss)	(104,963,630)	51,115,517
Change in net assets from operations	$(84,211,560)	$101,453,785
Total distributions to shareholders	$(29,920,932)	$(8,950,028)
Change in net assets from fund share transactions	$175,854,988	$(11,853,510)
Total change in net assets	$61,722,496	$80,650,247
Net assets
At beginning of period	427,829,536	347,179,289
At end of period	$489,552,032	$427,829,536
See Notes to Financial Statements
22

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$13.71	$10.79	$10.37	$11.71	$11.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.31	$0.25	$0.30	$0.30
Net realized and unrealized gain (loss)	(2.57)	2.87	0.47	(1.01)	(0.12)
Total from investment operations	$(2.26)	$3.18	$0.72	$(0.71)	$0.18
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.26)	$(0.30)	$(0.26)	$(0.18)
From net realized gain	(0.57)	—	—	(0.37)	(0.14)
Total distributions declared to shareholders	$(0.68)	$(0.26)	$(0.30)	$(0.63)	$(0.32)
Net asset value, end of period (x)	$10.77	$13.71	$10.79	$10.37	$11.71
Total return (%) (r)(s)(t)(x)	(17.24)	29.82	6.85	(5.67)	1.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.95	0.98	0.99	1.00	0.99
Expenses after expense reductions	0.89	0.89	0.89	0.89	0.89
Net investment income (loss)	2.44	2.45	2.39	2.80	2.49
Portfolio turnover	52	68	72	58	69
Net assets at end of period (000 omitted)	$18,999	$110,106	$93,455	$84,917	$88,168
See Notes to Financial Statements
23

Financial Highlights – continued
Class B	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$13.61	$10.72	$10.32	$11.64	$11.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.22	$0.17	$0.24	$0.20
Net realized and unrealized gain (loss)	(2.55)	2.85	0.47	(1.02)	(0.11)
Total from investment operations	$(2.32)	$3.07	$0.64	$(0.78)	$0.09
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.18)	$(0.24)	$(0.17)	$(0.06)
From net realized gain	(0.57)	—	—	(0.37)	(0.14)
Total distributions declared to shareholders	$(0.80)	$(0.18)	$(0.24)	$(0.54)	$(0.20)
Net asset value, end of period (x)	$10.49	$13.61	$10.72	$10.32	$11.64
Total return (%) (r)(s)(t)(x)	(17.99)	28.84	6.06	(6.41)	0.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.70	1.72	1.74	1.75	1.74
Expenses after expense reductions	1.64	1.64	1.64	1.64	1.64
Net investment income (loss)	1.85	1.75	1.61	2.28	1.63
Portfolio turnover	52	68	72	58	69
Net assets at end of period (000 omitted)	$161	$210	$148	$152	$97

Class C	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$13.59	$10.70	$10.28	$11.59	$11.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.23	$0.17	$0.22	$0.21
Net realized and unrealized gain (loss)	(2.53)	2.83	0.47	(1.00)	(0.11)
Total from investment operations	$(2.30)	$3.06	$0.64	$(0.78)	$0.10
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.17)	$(0.22)	$(0.16)	$(0.12)
From net realized gain	(0.57)	—	—	(0.37)	(0.14)
Total distributions declared to shareholders	$(0.81)	$(0.17)	$(0.22)	$(0.53)	$(0.26)
Net asset value, end of period (x)	$10.48	$13.59	$10.70	$10.28	$11.59
Total return (%) (r)(s)(t)(x)	(17.91)	28.78	6.08	(6.42)	0.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.70	1.72	1.74	1.75	1.75
Expenses after expense reductions	1.64	1.64	1.64	1.64	1.64
Net investment income (loss)	1.90	1.82	1.64	2.04	1.73
Portfolio turnover	52	68	72	58	69
Net assets at end of period (000 omitted)	$330	$382	$220	$240	$284
See Notes to Financial Statements
24

Financial Highlights – continued
Class I	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$13.78	$10.84	$10.42	$11.77	$11.88
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.38	$0.31	$0.31	$0.31
Net realized and unrealized gain (loss)	(2.59)	2.84	0.44	(1.00)	(0.10)
Total from investment operations	$(2.22)	$3.22	$0.75	$(0.69)	$0.21
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.28)	$(0.33)	$(0.29)	$(0.18)
From net realized gain	(0.57)	—	—	(0.37)	(0.14)
Total distributions declared to shareholders	$(0.93)	$(0.28)	$(0.33)	$(0.66)	$(0.32)
Net asset value, end of period (x)	$10.63	$13.78	$10.84	$10.42	$11.77
Total return (%) (r)(s)(t)(x)	(17.13)	30.14	7.09	(5.45)	1.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.70	0.72	0.75	0.75	0.74
Expenses after expense reductions	0.64	0.64	0.64	0.64	0.64
Net investment income (loss)	3.09	2.91	3.06	2.89	2.50
Portfolio turnover	52	68	72	58	69
Net assets at end of period (000 omitted)	$176,391	$22,325	$5,183	$1,652	$1,760

Class R1	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$13.51	$10.65	$10.24	$11.63	$11.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.22	$0.17	$0.22	$0.19
Net realized and unrealized gain (loss)	(2.53)	2.82	0.47	(1.01)	(0.10)
Total from investment operations	$(2.30)	$3.04	$0.64	$(0.79)	$0.09
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.18)	$(0.23)	$(0.23)	$(0.07)
From net realized gain	(0.57)	—	—	(0.37)	(0.14)
Total distributions declared to shareholders	$(0.77)	$(0.18)	$(0.23)	$(0.60)	$(0.21)
Net asset value, end of period (x)	$10.44	$13.51	$10.65	$10.24	$11.63
Total return (%) (r)(s)(t)(x)	(17.95)	28.83	6.13	(6.44)	0.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.70	1.72	1.74	1.75	1.73
Expenses after expense reductions	1.64	1.64	1.64	1.64	1.64
Net investment income (loss)	1.95	1.74	1.63	2.09	1.54
Portfolio turnover	52	68	72	58	69
Net assets at end of period (000 omitted)	$314	$233	$166	$146	$60
See Notes to Financial Statements
25

Financial Highlights – continued
Class R2	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$13.72	$10.80	$10.38	$11.73	$11.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.29	$0.22	$0.27	$0.29
Net realized and unrealized gain (loss)	(2.57)	2.86	0.47	(1.01)	(0.13)
Total from investment operations	$(2.26)	$3.15	$0.69	$(0.74)	$0.16
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.23)	$(0.27)	$(0.24)	$(0.13)
From net realized gain	(0.57)	—	—	(0.37)	(0.14)
Total distributions declared to shareholders	$(0.91)	$(0.23)	$(0.27)	$(0.61)	$(0.27)
Net asset value, end of period (x)	$10.55	$13.72	$10.80	$10.38	$11.73
Total return (%) (r)(s)(t)(x)	(17.55)	29.50	6.56	(5.95)	1.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.20	1.22	1.24	1.25	1.25
Expenses after expense reductions	1.14	1.14	1.14	1.14	1.14
Net investment income (loss)	2.61	2.30	2.12	2.54	2.34
Portfolio turnover	52	68	72	58	69
Net assets at end of period (000 omitted)	$1,261	$404	$156	$164	$167

Class R3	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$13.82	$10.88	$10.45	$11.80	$11.91
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.29	$0.25	$0.30	$0.28
Net realized and unrealized gain (loss)	(2.58)	2.91	0.49	(1.02)	(0.09)
Total from investment operations	$(2.26)	$3.20	$0.74	$(0.72)	$0.19
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.26)	$(0.31)	$(0.26)	$(0.16)
From net realized gain	(0.57)	—	—	(0.37)	(0.14)
Total distributions declared to shareholders	$(0.91)	$(0.26)	$(0.31)	$(0.63)	$(0.30)
Net asset value, end of period (x)	$10.65	$13.82	$10.88	$10.45	$11.80
Total return (%) (r)(s)(t)(x)	(17.37)	29.75	6.92	(5.72)	1.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.95	0.96	0.99	1.00	0.98
Expenses after expense reductions	0.89	0.89	0.89	0.89	0.89
Net investment income (loss)	2.64	2.22	2.37	2.79	2.29
Portfolio turnover	52	68	72	58	69
Net assets at end of period (000 omitted)	$532	$395	$64	$58	$61
See Notes to Financial Statements
26

Financial Highlights – continued
Class R4	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$13.79	$10.85	$10.42	$11.77	$11.88
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.35	$0.27	$0.33	$0.31
Net realized and unrealized gain (loss)	(2.59)	2.87	0.49	(1.02)	(0.10)
Total from investment operations	$(2.21)	$3.22	$0.76	$(0.69)	$0.21
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.28)	$(0.33)	$(0.29)	$(0.18)
From net realized gain	(0.57)	—	—	(0.37)	(0.14)
Total distributions declared to shareholders	$(0.93)	$(0.28)	$(0.33)	$(0.66)	$(0.32)
Net asset value, end of period (x)	$10.65	$13.79	$10.85	$10.42	$11.77
Total return (%) (r)(s)(t)(x)	(17.09)	30.12	7.18	(5.45)	1.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.69	0.72	0.74	0.75	0.73
Expenses after expense reductions	0.64	0.64	0.64	0.64	0.64
Net investment income (loss)	3.11	2.73	2.62	3.04	2.54
Portfolio turnover	52	68	72	58	69
Net assets at end of period (000 omitted)	$329	$81	$62	$58	$62

Class R6	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$13.80	$10.85	$10.43	$11.78	$11.88
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.36	$0.29	$0.34	$0.32
Net realized and unrealized gain (loss)	(2.58)	2.88	0.47	(1.02)	(0.09)
Total from investment operations	$(2.21)	$3.24	$0.76	$(0.68)	$0.23
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.29)	$(0.34)	$(0.30)	$(0.19)
From net realized gain	(0.57)	—	—	(0.37)	(0.14)
Total distributions declared to shareholders	$(0.94)	$(0.29)	$(0.34)	$(0.67)	$(0.33)
Net asset value, end of period (x)	$10.65	$13.80	$10.85	$10.43	$11.78
Total return (%) (r)(s)(t)(x)	(17.07)	30.32	7.18	(5.33)	1.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.62	0.63	0.65	0.65	0.65
Expenses after expense reductions	0.55	0.55	0.55	0.54	0.54
Net investment income (loss)	3.02	2.82	2.76	3.13	2.60
Portfolio turnover	52	68	72	58	69
Net assets at end of period (000 omitted)	$291,234	$293,695	$247,726	$206,790	$207,449

See Notes to Financial Statements
27

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
28

Notes to Financial Statements
(1) Business and Organization
MFS Blended Research International Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the
29

Notes to Financial Statements  - continued
particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or
30

Notes to Financial Statements  - continued
published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$1,273,193	$62,847,700	$—	$64,120,893
China	6,237,950	43,219,744	—	49,457,694
United Kingdom	8,823,465	39,601,884	—	48,425,349
Canada	44,722,832	—	—	44,722,832
France	—	40,094,744	—	40,094,744
Switzerland	6,037,516	26,109,591	—	32,147,107
Australia	1,620,209	21,549,859	—	23,170,068
Taiwan	11,685,587	9,497,974	—	21,183,561
Germany	19,769,261	—	—	19,769,261
Other Countries	40,825,588	99,799,333	0	140,624,921
Mutual Funds	2,763,687	—	—	2,763,687
Total	$143,759,288	$342,720,829	$0	$486,480,117
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 8/31/21	$—
Transfers into level 3	0
Balance as of 8/31/22	$0
At August 31, 2022, the fund held two level 3 securities.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign
31

Notes to Financial Statements  - continued
currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
32

Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/22	Year ended 8/31/21
Ordinary income (including any short-term capital gains)	$21,674,755	$8,950,028
Long-term capital gains	8,246,177	—
Total distributions	$29,920,932	$8,950,028
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Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/22
Cost of investments	$514,773,618
Gross appreciation	42,405,608
Gross depreciation	(70,699,109)
Net unrealized appreciation (depreciation)	$(28,293,501)
Undistributed ordinary income	10,336,927
Undistributed long-term capital gain	4,266,353
Other temporary differences	(127,054)
Total distributable earnings (loss)	$(13,817,275)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/22	Year ended 8/31/21
Class A	$721,057	$2,240,922
Class B	12,333	2,386
Class C	21,621	3,123
Class I	8,920,924	110,356
Class R1	10,834	2,896
Class R2	69,003	3,338
Class R3	29,347	1,512
Class R4	5,437	1,633
Class R6	20,130,376	6,583,862
Total	$29,920,932	$8,950,028
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at
34

Notes to Financial Statements  - continued
least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this management fee reduction amounted to $63,180, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
For the period from September 1, 2021 through July 31, 2022, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.60%
This written agreement terminated on July 31, 2022. For the period from September 1, 2021 through July 31, 2022, this reduction amounted to $203,891, which is included in the reduction of total expenses in the Statement of Operations.
Effective August 1, 2022, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.58%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2023. For the period from August 1, 2022 through August 31, 2022, this reduction amounted to $4,577, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $3,865 for the year ended August 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
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Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 46,603
Class B	0.75%	0.25%	1.00%	1.00%	1,904
Class C	0.75%	0.25%	1.00%	1.00%	3,545
Class R1	0.75%	0.25%	1.00%	1.00%	2,404
Class R2	0.25%	0.25%	0.50%	0.50%	5,352
Class R3	—	0.25%	0.25%	0.25%	1,099
Total Distribution and Service Fees					$60,907
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the year ended August 31, 2022.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2022, were as follows:
Amount
Class A	$—
Class B	160
Class C	199
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2022, the fee was $3,792, which equated to 0.0008% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $148,962.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
36

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.0172% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 3, 2022, MFS redeemed 6,148 shares of Class R2 for an aggregate amount of $67,198.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2022, the fund engaged in purchase transactions pursuant to this policy, which amounted to $1,114,949.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2022, this reimbursement amounted to $39,662, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $387,995,036 and $230,233,108, respectively.
37

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,445,475	$17,524,904	2,252,730	$28,171,047
Class B	668	8,309	2,448	32,261
Class C	6,194	74,819	12,655	164,758
Class I	16,753,472	213,740,458	1,319,451	17,532,133
Class R1	23,544	281,698	1,445	18,227
Class R2	99,816	1,250,964	16,531	221,789
Class R3	24,821	282,831	22,726	311,705
Class R4	24,615	270,767	—	—
Class R6	7,030,731	81,862,937	3,209,197	39,055,547
	25,409,336	$315,297,687	6,837,183	$85,507,467
Shares issued to shareholders in reinvestment of distributions
Class A	56,642	$721,057	21,163	$251,840
Class B	989	12,333	201	2,386
Class C	1,737	21,621	263	3,123
Class I	710,831	8,920,924	9,235	110,356
Class R1	873	10,834	246	2,896
Class R2	5,520	69,003	280	3,338
Class R3	2,329	29,347	126	1,512
Class R4	433	5,437	137	1,633
Class R6	1,602,737	20,130,376	550,951	6,583,862
	2,382,091	$29,920,932	582,602	$6,960,946
Shares reacquired
Class A	(7,769,579)	$(106,761,644)	(2,904,637)	$(36,376,292)
Class B	(1,760)	(21,687)	(1,068)	(13,340)
Class C	(4,495)	(57,633)	(5,381)	(63,879)
Class I	(2,495,424)	(30,029,655)	(187,071)	(2,206,792)
Class R1	(11,584)	(154,529)	—	—
Class R2	(15,246)	(175,941)	(1,844)	(23,962)
Class R3	(5,747)	(65,981)	(148)	(1,983)
Class R6	(2,572,890)	(32,096,561)	(5,303,230)	(65,635,675)
	(12,876,725)	$(169,363,631)	(8,403,379)	$(104,321,923)
38

Notes to Financial Statements  - continued
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	(6,267,462)	$(88,515,683)	(630,744)	$(7,953,405)
Class B	(103)	(1,045)	1,581	21,307
Class C	3,436	38,807	7,537	104,002
Class I	14,968,879	192,631,727	1,141,615	15,435,697
Class R1	12,833	138,003	1,691	21,123
Class R2	90,090	1,144,026	14,967	201,165
Class R3	21,403	246,197	22,704	311,234
Class R4	25,048	276,204	137	1,633
Class R6	6,060,578	69,896,752	(1,543,082)	(19,996,266)
	14,914,702	$175,854,988	(983,594)	$(11,853,510)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, MFS Lifetime 2040 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2060 Fund were the owners of record of approximately 10%, 8%, 7%, 7%, 7%, 5%, 3%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2065 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2022, the fund’s commitment fee and interest expense were $1,680 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
39

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$6,933,837	$129,614,007	$133,784,848	$416	$275	$2,763,687

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$29,360	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.
40

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Blended Research International Equity Fund and the Board of Trustees of MFS Series Trust IV
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Blended Research International Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust IV) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
41

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 17, 2022
42

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
43

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
44

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
45

Trustees and Officers -continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
46

Board Review of Investment Advisory Agreement
MFS Blended Research International Equity Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
47

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 1st quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate
48

Board Review of Investment Advisory Agreement - continued
and total expense ratio were each lower than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for Class R6 shares of the Fund effective August 1, 2022, which may not be changed without the Trustees’ approval.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
49

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
50

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
51

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $9,894,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $17,250,849. The fund intends to pass through foreign tax credits of $1,781,158 for the fiscal year.
52

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
54

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2022
MFS®  Global New
Discovery Fund
GND-ANN

MFS® Global New
Discovery Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in fixed income and currency markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
October 17, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure
Top ten holdings
GFL Environmental, Inc.	2.1%
NS Solutions Corp.	2.0%
LKQ Corp.	2.0%
ICON PLC	2.0%
STERIS PLC	1.8%
AUB Group Ltd.	1.6%
Cranswick PLC	1.6%
Howmet Aerospace, Inc.	1.6%
Arthur J. Gallagher & Co.	1.6%
Electrocomponents PLC	1.5%
GICS equity sectors (g)
Industrials	24.7%
Information Technology	15.8%
Consumer Discretionary	13.6%
Health Care	10.7%
Materials	10.1%
Financials	7.7%
Real Estate	5.5%
Communication Services	4.4%
Consumer Staples	3.0%
Energy	1.4%
Issuer country weightings (x)
United States	45.2%
United Kingdom	12.6%
Japan	9.2%
Canada	5.7%
Germany	5.6%
Netherlands	3.4%
France	2.8%
Australia	2.3%
India	2.0%
Other Countries	11.2%
Currency exposure weightings (y)
United States Dollar	50.2%
Euro	14.8%
British Pound Sterling	12.0%
Japanese Yen	9.2%
Australian Dollar	2.3%
Indian Rupee	2.0%
Brazilian Real	1.8%
Canadian Dollar	1.7%
Swiss Franc	1.6%
Other Currencies	4.4%

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2022.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended August 31, 2022, Class A shares of the MFS Global New Discovery Fund (fund) provided a total return of -29.71%, at net asset value. This compares with a return of -18.67% for the fund’s benchmark, the MSCI All Country World Small Mid Cap Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Stock selection in the information technology sector was a primary detractor from performance relative to the MSCI All Country World Small Mid Cap Index, led by the fund's overweight positions in global cross-border payments technology provider Nuvei (Canada) and event management and enterprise safety software developer Everbridge(h). The share price of Nuvei declined, reflecting cryptocurrency challenges, selling pressure due to a combination of rising interest rates, a move away from growth stocks in favor of more defensive stocks and uncertain macroeconomic conditions.

Management Review - continued
Additionally, the publishing of a short seller report targeting certain members of the management team and potential ties with persons and companies with controversial histories appeared to have further weakened the share price.
An underweight position in the strong-performing energy sector also hindered relative returns. However, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative detractors over the reporting period.
Security selection within both the consumer discretionary and materials sectors further dampened relative returns. Within the consumer discretionary sector, the fund’s overweight positions in food delivery website operator Just Eat Takeaway (Netherlands), e-commerce platform manager Allegro.Eu(h) (Poland), gaming and racing facilities operator Penn Entertainment and apparel retailer Burlington Stores weakened relative performance. The share price of Just Eat Takeaway depreciated on the back of the company's lower-than-anticipated orders growth across all geographies. Additionally, the company continued to lose market share, in both the UK and Ireland, to Deliveroo, and in the U.S., to Grubhub, which further pressured its share price performance. Within the materials sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's top relative detractors over the reporting period.
Stocks in other sectors that detracted from the fund’s relative performance included its overweight positions in analytics services provider Clarivate (United Kingdom), life sciences company Maravai Lifesciences Holdings and building products manufacturer AZEK. The share price of Clarivate fell as the company posted lower-than-expected revenues, driven by accelerated inflationary pressures and continued uncertainty and staffing gaps related to the Omicron variant. Additionally, the fund’s holdings of online real estate platform Cian(b) (Russia) further weighed on relative results.
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Contributors to Performance
Stock selection within the health care sector contributed to relative performance, led by the fund’s overweight position in medical and surgical equipment manufacturer STERIS and holdings of pharmaceutical products manufacturer Selcuk Ecza Deposu Ticaret ve Sanayi(b) (Turkey). The share price of STERIS climbed as the company reported earnings results ahead of consensus estimates and raised its 2022 guidance, reflecting robust organic growth across all its business segments.
Stocks in other sectors that supported relative results included the fund’s overweight positions in insurance services provider Arthur J. Gallagher & Co., industrial equipment distributor Ritchie Bros. Auctioneers (Canada), aerospace and transportation engineering solutions provider Howmet Aerospace, specialty auto parts provider LKQ, shopping mall operator Multiplan Empreendimentos Imobiliarios (Brazil) and government intelligence and nationality security information solutions and services provider CACI International. The share price of Arthur J. Gallagher & Co. advanced,

Management Review - continued
driven by consistently higher-than-expected brokerage and risk management organic revenue growth and margin improvement. Additionally, the fund’s position in business process management solutions provider WNS Holdings(b) (India) further helped relative returns as the stock price increased on the back of stronger-than-anticipated revenue and margin growth. The company also completed an attractive acquisition of automation services provider Vuram, which offered a good strategic fit, enabling more pronounced organic growth expectations.
The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Eric Braz, Peter Fruzzetti, Michael Grossman, and Sandeep Mehta
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 8/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 8/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	12/16/11	(29.71)%	5.45%	8.12%	N/A
B	12/16/11	(30.24)%	4.67%	7.31%	N/A
C	12/16/11	(30.24)%	4.67%	7.31%	N/A
I	12/16/11	(29.55)%	5.71%	8.39%	N/A
R1	12/16/11	(30.22)%	4.66%	7.31%	N/A
R2	12/16/11	(29.91)%	5.19%	7.85%	N/A
R3	12/16/11	(29.71)%	5.46%	8.12%	N/A
R4	12/16/11	(29.53)%	5.72%	8.38%	N/A
R6	1/02/13	(29.49)%	5.81%	N/A	8.03%
Comparative benchmark(s)

MSCI All Country World Small Mid Cap Index (net div) (f)	(18.67)%	5.19%	8.33%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(33.75)%	4.21%	7.48%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(32.85)%	4.35%	7.31%	N/A
C With CDSC (1% for 12 months) (v)	(30.89)%	4.67%	7.31%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI All Country World Small Mid Cap Index(e) (net div) – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2022 through August 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/22	Ending Account Value 8/31/22	Expenses Paid During Period (p) 3/01/22-8/31/22
A	Actual	1.35%	$1,000.00	$828.56	$6.22
	Hypothetical (h)	1.35%	$1,000.00	$1,018.40	$6.87
B	Actual	2.10%	$1,000.00	$825.35	$9.66
	Hypothetical (h)	2.10%	$1,000.00	$1,014.62	$10.66
C	Actual	2.10%	$1,000.00	$825.35	$9.66
	Hypothetical (h)	2.10%	$1,000.00	$1,014.62	$10.66
I	Actual	1.10%	$1,000.00	$829.70	$5.07
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
R1	Actual	2.10%	$1,000.00	$825.67	$9.66
	Hypothetical (h)	2.10%	$1,000.00	$1,014.62	$10.66
R2	Actual	1.60%	$1,000.00	$827.25	$7.37
	Hypothetical (h)	1.60%	$1,000.00	$1,017.14	$8.13
R3	Actual	1.35%	$1,000.00	$828.94	$6.22
	Hypothetical (h)	1.35%	$1,000.00	$1,018.40	$6.87
R4	Actual	1.10%	$1,000.00	$829.78	$5.07
	Hypothetical (h)	1.10%	$1,000.00	$1,019.66	$5.60
R6	Actual	0.99%	$1,000.00	$829.86	$4.57
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
8/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 96.9%
Aerospace & Defense – 3.3%
CACI International, Inc., “A” (a)	2,525	$709,197
Howmet Aerospace, Inc.	28,598	1,013,227
Singapore Technologies Engineering Ltd.	149,400	398,058
		$2,120,482
Apparel Manufacturers – 2.5%
Burberry Group PLC	40,501	$820,206
Skechers USA, Inc., “A” (a)	20,154	761,821
		$1,582,027
Automotive – 2.7%
Koito Manufacturing Co. Ltd.	12,200	$416,206
LKQ Corp.	24,048	1,279,834
		$1,696,040
Biotechnology – 0.7%
Abcam PLC (a)	29,566	$437,235
Brokerage & Asset Managers – 3.6%
B3 Brasil Bolsa Balcao S.A.	250,400	$570,360
Cboe Global Markets, Inc.	7,583	894,567
Euronext N.V.	11,480	849,210
		$2,314,137
Business Services – 7.8%
Clarivate PLC (a)	46,949	$547,895
Electrocomponents PLC	75,670	954,658
Gruppo Mutuionline S.p.A.	11,015	272,310
Keywords Studios PLC	24,010	690,635
NS Solutions Corp.	47,800	1,301,657
Thoughtworks Holding, Inc. (a)	35,441	466,404
WNS (Holdings) Ltd., ADR (a)	8,545	719,916
		$4,953,475
Cable TV – 1.1%
Cable One, Inc.	601	$682,135
Chemicals – 3.9%
Borregaard ASA	32,733	$499,994
Element Solutions, Inc.	43,919	819,968
IMCD Group N.V.	4,268	589,506

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – continued
UPL Ltd.	60,645	$581,291
		$2,490,759
Computer Software – 5.6%
Black Knight, Inc. (a)	10,636	$703,678
Kinaxis, Inc. (a)	3,551	409,459
OBIC Co. Ltd.	3,900	579,262
Oracle Corp. Japan	5,900	352,369
Paycor HCM, Inc. (a)	20,325	602,230
Sabre Corp. (a)	69,891	502,516
SimCorp A/S	5,631	412,006
		$3,561,520
Computer Software - Systems – 4.1%
Amadeus IT Group S.A. (a)	6,713	$354,191
Cancom SE	8,925	249,945
Kardex AG	2,172	382,183
Nagarro SE (a)	3,927	396,223
Nuvei Corp. (a)	10,295	314,924
Q2 Holdings, Inc. (a)	10,816	429,611
Rapid7, Inc. (a)	8,351	480,182
		$2,607,259
Construction – 3.8%
AZEK Co., Inc. (a)	32,451	$592,231
Breedon Group PLC	594,447	412,270
Marshalls PLC	58,100	225,838
Masco Corp.	18,562	944,249
Somfy S.A.	2,340	259,144
		$2,433,732
Consumer Services – 1.7%
Boyd Group Services, Inc.	4,715	$649,800
Bright Horizons Family Solutions, Inc. (a)	6,235	425,227
		$1,075,027
Containers – 2.5%
Ardagh Metal Packaging S.A. (l)	74,722	$459,541
Mayr-Melnhof Karton AG	2,671	399,949
SIG Combibloc Group AG	18,126	423,762
Verallia	13,866	319,103
		$1,602,355

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electrical Equipment – 1.8%
Advanced Drainage Systems, Inc.	2,529	$343,185
Sensata Technologies Holding PLC	20,294	817,443
		$1,160,628
Electronics – 1.1%
ASM International N.V.	2,704	$733,628
Energy - Independent – 0.7%
Diamondback Energy, Inc.	3,392	$452,086
Entertainment – 2.1%
CTS Eventim AG (a)	8,187	$441,407
Lottery Corp. Ltd. (a)	143,172	433,007
Vivid Seats, Inc., “A”	56,068	453,590
		$1,328,004
Food & Beverages – 3.1%
Bakkafrost P/f	8,493	$497,510
Cranswick PLC	28,403	1,016,930
S Foods, Inc.	20,400	437,059
		$1,951,499
Gaming & Lodging – 0.8%
Penn Entertainment, Inc. (a)	16,491	$515,014
Insurance – 3.2%
Arthur J. Gallagher & Co.	5,518	$1,001,903
AUB Group Ltd.	67,936	1,024,655
		$2,026,558
Internet – 1.4%
Auto Trader Group PLC	71,310	$537,744
Cian PLC, ADR (a)(u)	63,311	0
Scout24 AG	6,174	356,548
		$894,292
Machinery & Tools – 7.8%
Azbil Corp.	12,200	$348,297
Fujitec Co. Ltd.	27,800	559,515
IDEX Corp.	4,573	920,133
Ingersoll Rand, Inc.	16,047	760,147
Regal Rexnord Corp.	3,525	485,005
Ritchie Bros. Auctioneers, Inc.	12,896	894,209
VAT Group AG	942	224,633
Wabtec Corp.	3,605	315,978

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – continued
Zurn Elkay Water Solutions Corp.	16,904	$466,212
		$4,974,129
Medical & Health Technology & Services – 3.4%
AS ONE Corp.	7,600	$348,392
ICON PLC (a)	5,963	1,251,216
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	513,492	563,968
		$2,163,576
Medical Equipment – 6.6%
Bruker BioSciences Corp.	10,329	$578,424
Envista Holdings Corp. (a)	21,507	797,695
Gerresheimer AG	10,277	538,599
Maravai Lifesciences Holdings, Inc., “A” (a)	20,683	431,654
PerkinElmer, Inc.	5,282	713,387
STERIS PLC	5,696	1,147,060
		$4,206,819
Network & Telecom – 1.2%
Vantage Towers AG	29,616	$768,471
Oil Services – 0.7%
ChampionX Corp.	19,869	$433,343
Other Banks & Diversified Financials – 0.5%
Allfunds Group PLC	42,357	$332,269
Pollution Control – 3.0%
Daiseki Co. Ltd.	19,500	$583,615
GFL Environmental, Inc.	48,086	1,351,217
		$1,934,832
Printing & Publishing – 0.9%
Wolters Kluwer N.V.	5,848	$571,919
Real Estate – 4.6%
Big Yellow Group PLC, REIT	31,870	$492,411
Catena AB	9,594	394,920
LEG Immobilien SE	4,558	345,008
Sun Communities, Inc., REIT	3,001	461,284
Tritax Big Box PLC, REIT	266,555	514,311
Unite Group PLC, REIT	57,579	700,868
		$2,908,802

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Restaurants – 1.5%
Sodexo	4,240	$325,219
Yum China Holdings, Inc.	12,804	641,608
		$966,827
Specialty Chemicals – 3.6%
Axalta Coating Systems Ltd. (a)	36,457	$938,768
Croda International PLC	4,640	361,518
Essentra PLC	219,451	505,905
Symrise AG	4,707	493,607
		$2,299,798
Specialty Stores – 5.0%
Burlington Stores, Inc. (a)	3,730	$522,909
Just Eat Takeaway (a)	16,203	271,637
Leslie's, Inc. (a)	49,086	696,039
Multiplan Empreendimentos Imobiliarios S.A.	124,549	576,970
Musti Group OY	27,986	555,178
NISHIMATSUYA CHAIN Co., Ltd.	48,900	573,193
		$3,195,926
Trucking – 0.6%
SG Holdings Co. Ltd.	23,500	$389,643
Total Common Stocks (Identified Cost, $62,131,681)		$61,764,246
Investment Companies (h) – 3.1%
Money Market Funds – 3.1%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $2,012,286)	2,012,274	$2,012,274
Collateral for Securities Loaned – 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.34% (j) (Identified Cost, $165,006)	165,006	$165,006

Other Assets, Less Liabilities – (0.3)%		(207,818)
Net Assets – 100.0%		$63,733,708

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,012,274 and $61,929,252, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.

Portfolio of Investments – continued
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 8/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $162,366 of securities on loan (identified cost, $62,296,687)	$61,929,252
Investments in affiliated issuers, at value (identified cost, $2,012,286)	2,012,274
Receivables for
Fund shares sold	21,952
Interest and dividends	139,278
Receivable from investment adviser	35,038
Other assets	159
Total assets	$64,137,953
Liabilities
Payables for
Fund shares reacquired	$87,298
Collateral for securities loaned, at value	165,006
Payable to affiliates
Administrative services fee	110
Shareholder servicing costs	18,563
Distribution and service fees	560
Payable for independent Trustees' compensation	31
Deferred country tax expense payable	11,630
Accrued expenses and other liabilities	121,047
Total liabilities	$404,245
Net assets	$63,733,708
Net assets consist of
Paid-in capital	$69,319,275
Total distributable earnings (loss)	(5,585,567)
Net assets	$63,733,708
Shares of beneficial interest outstanding	3,471,615

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$23,855,955	1,309,170	$18.22
Class B	1,738,811	105,130	16.54
Class C	2,137,446	129,243	16.54
Class I	20,702,539	1,109,533	18.66
Class R1	113,825	6,887	16.53
Class R2	225,457	12,757	17.67
Class R3	189,261	10,390	18.22
Class R4	81,918	4,388	18.67
Class R6	14,688,496	784,117	18.73

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $19.33 [100 / 94.25 x $18.22]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 8/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$957,512
Income on securities loaned	10,969
Dividends from affiliated issuers	8,598
Other	25
Foreign taxes withheld	(65,438)
Total investment income	$911,666
Expenses
Management fee	$996,746
Distribution and service fees	145,715
Shareholder servicing costs	102,906
Administrative services fee	24,792
Independent Trustees' compensation	3,426
Custodian fee	40,497
Shareholder communications	18,479
Audit and tax fees	81,348
Legal fees	450
Registration fees	125,803
Miscellaneous	33,453
Total expenses	$1,573,615
Reduction of expenses by investment adviser and distributor	(320,887)
Net expenses	$1,252,728
Net investment income (loss)	$(341,062)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $22,042 country tax)	$(2,290,541)
Affiliated issuers	(243)
Foreign currency	(5,071)
Net realized gain (loss)	$(2,295,855)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $16,912 decrease in deferred country tax)	$(34,771,802)
Affiliated issuers	(12)
Translation of assets and liabilities in foreign currencies	(3,965)
Net unrealized gain (loss)	$(34,775,779)
Net realized and unrealized gain (loss)	$(37,071,634)
Change in net assets from operations	$(37,412,696)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/22	8/31/21
Change in net assets
From operations
Net investment income (loss)	$(341,062)	$(162,630)
Net realized gain (loss)	(2,295,855)	7,419,057
Net unrealized gain (loss)	(34,775,779)	19,550,817
Change in net assets from operations	$(37,412,696)	$26,807,244
Total distributions to shareholders	$(7,820,101)	$(2,554,040)
Change in net assets from fund share transactions	$(25,748,877)	$54,622,943
Total change in net assets	$(70,981,674)	$78,876,147
Net assets
At beginning of period	134,715,382	55,839,235
At end of period	$63,733,708	$134,715,382
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$27.56	$21.57	$18.72	$21.27	$18.31
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.10)	$(0.06)	$(0.06)	$(0.03)	$(0.03)
Net realized and unrealized gain (loss)	(7.66)	6.96	3.49	(0.62)	3.57
Total from investment operations	$(7.76)	$6.90	$3.43	$(0.65)	$3.54
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.02)	$—
From net realized gain	(1.58)	(0.91)	(0.58)	(1.88)	(0.58)
Total distributions declared to shareholders	$(1.58)	$(0.91)	$(0.58)	$(1.90)	$(0.58)
Net asset value, end of period (x)	$18.22	$27.56	$21.57	$18.72	$21.27
Total return (%) (r)(s)(t)(x)	(29.71)	32.82	18.63	(1.65)	19.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.67	1.68	1.97	2.04	1.94
Expenses after expense reductions	1.35	1.34	1.49	1.51	1.50
Net investment income (loss)	(0.45)	(0.26)	(0.32)	(0.16)	(0.17)
Portfolio turnover	36	36	84	55	36
Net assets at end of period (000 omitted)	$23,856	$44,743	$17,029	$11,255	$11,581
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$25.35	$20.05	$17.57	$20.21	$17.55
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.24)	$(0.25)	$(0.19)	$(0.16)	$(0.17)
Net realized and unrealized gain (loss)	(6.99)	6.46	3.25	(0.60)	3.41
Total from investment operations	$(7.23)	$6.21	$3.06	$(0.76)	$3.24
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.58)	(0.91)	(0.58)	(1.88)	(0.58)
Total distributions declared to shareholders	$(1.58)	$(0.91)	$(0.58)	$(1.88)	$(0.58)
Net asset value, end of period (x)	$16.54	$25.35	$20.05	$17.57	$20.21
Total return (%) (r)(s)(t)(x)	(30.24)	31.84	17.72	(2.35)	18.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.43	2.46	2.72	2.79	2.69
Expenses after expense reductions	2.10	2.10	2.24	2.26	2.25
Net investment income (loss)	(1.15)	(1.12)	(1.08)	(0.91)	(0.90)
Portfolio turnover	36	36	84	55	36
Net assets at end of period (000 omitted)	$1,739	$2,979	$2,678	$2,508	$2,488

Class C	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$25.35	$20.05	$17.57	$20.21	$17.55
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.24)	$(0.25)	$(0.19)	$(0.16)	$(0.18)
Net realized and unrealized gain (loss)	(6.99)	6.46	3.25	(0.60)	3.42
Total from investment operations	$(7.23)	$6.21	$3.06	$(0.76)	$3.24
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.58)	(0.91)	(0.58)	(1.88)	(0.58)
Total distributions declared to shareholders	$(1.58)	$(0.91)	$(0.58)	$(1.88)	$(0.58)
Net asset value, end of period (x)	$16.54	$25.35	$20.05	$17.57	$20.21
Total return (%) (r)(s)(t)(x)	(30.24)	31.84	17.72	(2.35)	18.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.43	2.46	2.72	2.78	2.69
Expenses after expense reductions	2.10	2.10	2.24	2.26	2.25
Net investment income (loss)	(1.16)	(1.13)	(1.08)	(0.91)	(0.93)
Portfolio turnover	36	36	84	55	36
Net assets at end of period (000 omitted)	$2,137	$3,896	$3,422	$3,287	$4,470
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$28.15	$21.96	$19.00	$21.54	$18.49
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.00)(w)	$(0.02)	$0.01	$0.02
Net realized and unrealized gain (loss)	(7.83)	7.10	3.56	(0.62)	3.61
Total from investment operations	$(7.89)	$7.10	$3.54	$(0.61)	$3.63
Less distributions declared to shareholders
From net investment income	$(0.02)	$—	$—	$(0.05)	$—
From net realized gain	(1.58)	(0.91)	(0.58)	(1.88)	(0.58)
Total distributions declared to shareholders	$(1.60)	$(0.91)	$(0.58)	$(1.93)	$(0.58)
Net asset value, end of period (x)	$18.66	$28.15	$21.96	$19.00	$21.54
Total return (%) (r)(s)(t)(x)	(29.55)	33.16	18.94	(1.41)	20.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.40	1.43	1.72	1.76	1.69
Expenses after expense reductions	1.10	1.09	1.24	1.26	1.25
Net investment income (loss)	(0.26)	(0.02)	(0.09)	0.05	0.11
Portfolio turnover	36	36	84	55	36
Net assets at end of period (000 omitted)	$20,703	$61,502	$18,688	$14,059	$28,463

Class R1	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$25.33	$20.04	$17.56	$20.20	$17.55
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.23)	$(0.25)	$(0.19)	$(0.16)	$(0.18)
Net realized and unrealized gain (loss)	(6.99)	6.45	3.25	(0.60)	3.41
Total from investment operations	$(7.22)	$6.20	$3.06	$(0.76)	$3.23
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.58)	(0.91)	(0.58)	(1.88)	(0.58)
Total distributions declared to shareholders	$(1.58)	$(0.91)	$(0.58)	$(1.88)	$(0.58)
Net asset value, end of period (x)	$16.53	$25.33	$20.04	$17.56	$20.20
Total return (%) (r)(s)(t)(x)	(30.22)	31.80	17.73	(2.35)	18.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.43	2.45	2.72	2.79	2.69
Expenses after expense reductions	2.10	2.09	2.24	2.26	2.25
Net investment income (loss)	(1.13)	(1.11)	(1.08)	(0.92)	(0.92)
Portfolio turnover	36	36	84	55	36
Net assets at end of period (000 omitted)	$114	$160	$120	$101	$73
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$26.85	$21.09	$18.36	$20.93	$18.06
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)	$(0.14)	$(0.11)	$(0.07)	$(0.07)
Net realized and unrealized gain (loss)	(7.47)	6.81	3.42	(0.62)	3.52
Total from investment operations	$(7.60)	$6.67	$3.31	$(0.69)	$3.45
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.58)	(0.91)	(0.58)	(1.88)	(0.58)
Total distributions declared to shareholders	$(1.58)	$(0.91)	$(0.58)	$(1.88)	$(0.58)
Net asset value, end of period (x)	$17.67	$26.85	$21.09	$18.36	$20.93
Total return (%) (r)(s)(t)(x)	(29.91)	32.47	18.33	(1.89)	19.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.94	1.95	2.22	2.29	2.18
Expenses after expense reductions	1.60	1.59	1.74	1.76	1.75
Net investment income (loss)	(0.61)	(0.61)	(0.58)	(0.41)	(0.33)
Portfolio turnover	36	36	84	55	36
Net assets at end of period (000 omitted)	$225	$237	$178	$218	$211

Class R3	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$27.56	$21.57	$18.72	$21.26	$18.30
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.09)	$(0.06)	$(0.03)	$(0.04)
Net realized and unrealized gain (loss)	(7.68)	6.99	3.49	(0.62)	3.58
Total from investment operations	$(7.76)	$6.90	$3.43	$(0.65)	$3.54
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.01)	$—
From net realized gain	(1.58)	(0.91)	(0.58)	(1.88)	(0.58)
Total distributions declared to shareholders	$(1.58)	$(0.91)	$(0.58)	$(1.89)	$(0.58)
Net asset value, end of period (x)	$18.22	$27.56	$21.57	$18.72	$21.26
Total return (%) (r)(s)(t)(x)	(29.71)	32.82	18.63	(1.63)	19.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.68	1.70	1.97	2.04	1.94
Expenses after expense reductions	1.35	1.34	1.49	1.51	1.50
Net investment income (loss)	(0.37)	(0.35)	(0.31)	(0.16)	(0.18)
Portfolio turnover	36	36	84	55	36
Net assets at end of period (000 omitted)	$189	$294	$206	$152	$144
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$28.15	$21.96	$19.00	$21.56	$18.50
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.03)	$(0.02)	$0.02	$0.02
Net realized and unrealized gain (loss)	(7.85)	7.13	3.56	(0.64)	3.62
Total from investment operations	$(7.88)	$7.10	$3.54	$(0.62)	$3.64
Less distributions declared to shareholders
From net investment income	$(0.02)	$—	$—	$(0.06)	$—
From net realized gain	(1.58)	(0.91)	(0.58)	(1.88)	(0.58)
Total distributions declared to shareholders	$(1.60)	$(0.91)	$(0.58)	$(1.94)	$(0.58)
Net asset value, end of period (x)	$18.67	$28.15	$21.96	$19.00	$21.56
Total return (%) (r)(s)(t)(x)	(29.53)	33.16	18.94	(1.43)	20.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.43	1.45	1.72	1.78	1.69
Expenses after expense reductions	1.10	1.09	1.24	1.26	1.25
Net investment income (loss)	(0.13)	(0.11)	(0.08)	0.08	0.08
Portfolio turnover	36	36	84	55	36
Net assets at end of period (000 omitted)	$82	$116	$87	$73	$74

Class R6	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$28.24	$22.01	$19.03	$21.58	$18.51
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.00)(w)	$0.01	$0.05	$0.04
Net realized and unrealized gain (loss)	(7.88)	7.14	3.55	(0.64)	3.61
Total from investment operations	$(7.89)	$7.14	$3.56	$(0.59)	$3.65
Less distributions declared to shareholders
From net investment income	$(0.04)	$—	$—	$(0.08)	$—
From net realized gain	(1.58)	(0.91)	(0.58)	(1.88)	(0.58)
Total distributions declared to shareholders	$(1.62)	$(0.91)	$(0.58)	$(1.96)	$(0.58)
Net asset value, end of period (x)	$18.73	$28.24	$22.01	$19.03	$21.58
Total return (%) (r)(s)(t)(x)	(29.49)	33.27	19.01	(1.26)	20.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.33	1.37	1.62	1.69	1.60
Expenses after expense reductions	1.00	1.01	1.15	1.16	1.16
Net investment income (loss)	(0.03)	(0.01)	0.03	0.24	0.18
Portfolio turnover	36	36	84	55	36
Net assets at end of period (000 omitted)	$14,688	$20,788	$13,432	$13,382	$6,332

See Notes to Financial Statements

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Global New Discovery Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements  - continued
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

Notes to Financial Statements  - continued
an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$26,816,988	$—	$—	$26,816,988
United Kingdom	3,539,342	4,463,456	—	8,002,798
Japan	—	5,889,208	—	5,889,208
Canada	3,619,609	—	—	3,619,609
Germany	2,983,315	606,493	—	3,589,808
Netherlands	271,637	1,895,053	—	2,166,690
France	578,247	1,174,429	—	1,752,676
Australia	433,007	1,024,655	—	1,457,662
India	719,916	581,291	—	1,301,207
Other Countries	4,857,440	2,310,160	0	7,167,600
Mutual Funds	2,177,280	—	—	2,177,280
Total	$45,996,781	$17,944,745	$0	$63,941,526
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 8/31/21	$—
Transfers into level 3	0
Balance as of 8/31/22	$0
At August 31, 2022, the fund held one level 3 security.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements  - continued
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $162,366. The fair value of the fund’s investment securities on loan and a related liability of $165,006 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/22	Year ended 8/31/21
Ordinary income (including any short-term capital gains)	$3,483,089	$294,028
Long-term capital gains	4,337,012	2,260,012
Total distributions	$7,820,101	$2,554,040

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/22
Cost of investments	$65,959,388
Gross appreciation	10,037,521
Gross depreciation	(12,055,383)
Net unrealized appreciation (depreciation)	$(2,017,862)
Post-October capital loss deferral	(3,139,036)
Late year ordinary loss deferral	(422,301)
Other temporary differences	(6,368)
Total distributable earnings (loss)	$(5,585,567)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/22	Year ended 8/31/21
Class A	$2,689,305	$767,556
Class B	174,641	114,415
Class C	236,042	155,692
Class I	3,450,777	926,902
Class R1	10,037	5,483
Class R2	17,602	8,332
Class R3	14,661	8,753
Class R4	6,625	3,603
Class R6	1,220,411	563,304
Total	$7,820,101	$2,554,040
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1billion	0.975%
In excess of $1 billion and up to $2.5 billion	0.90%
In excess of $2.5 billion	0.85%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at

Notes to Financial Statements  - continued
least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this management fee reduction amounted to $14,235, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.96% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
1.35%	2.10%	2.10%	1.10%	2.10%	1.60%	1.35%	1.10%	1.01%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this reduction amounted to $306,648, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $7,894 for the year ended August 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 89,266
Class B	0.75%	0.25%	1.00%	1.00%	22,997
Class C	0.75%	0.25%	1.00%	1.00%	30,265
Class R1	0.75%	0.25%	1.00%	1.00%	1,370
Class R2	0.25%	0.25%	0.50%	0.50%	1,266
Class R3	—	0.25%	0.25%	0.25%	551
Total Distribution and Service Fees					$145,715
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2022, this rebate amounted to $4 for Class C shares and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2022, were as follows:
Amount
Class A	$601
Class B	465
Class C	702
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2022, the fee was $10,476, which equated to 0.0102% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $92,430.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.0243% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At August 31, 2022, MFS held approximately 67% of the outstanding shares of Class R1 and 100% of the outstanding shares of Class R4.
(4) Portfolio Securities
For the year ended August 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $35,640,699 and $68,504,017, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	374,755	$8,791,107	957,677	$22,970,310
Class B	14	250	1,592	34,067
Class C	10,749	232,708	53,041	1,179,880
Class I	658,954	14,960,270	1,644,775	40,132,646
Class R1	137	2,720	119	2,544
Class R2	3,219	78,069	3,878	89,826
Class R3	1,115	24,417	1,069	26,521
Class R6	208,367	4,884,616	412,599	10,165,460
	1,257,310	$28,974,157	3,074,750	$74,601,254

Notes to Financial Statements  - continued
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	107,197	$2,688,493	33,474	$767,556
Class B	7,630	174,641	5,394	114,415
Class C	10,312	236,042	7,344	155,692
Class I	134,465	3,447,694	39,662	926,902
Class R1	439	10,037	259	5,483
Class R2	722	17,602	372	8,332
Class R3	585	14,661	382	8,753
Class R4	258	6,625	154	3,603
Class R6	37,602	967,130	19,296	452,293
	299,210	$7,562,925	106,337	$2,443,029
Shares reacquired
Class A	(795,983)	$(16,371,684)	(157,226)	$(3,846,783)
Class B	(20,014)	(435,469)	(23,031)	(506,891)
Class C	(45,502)	(920,814)	(77,348)	(1,730,105)
Class I	(1,868,911)	(40,028,971)	(350,462)	(8,728,707)
Class R1	(1)	(14)	(57)	(1,207)
Class R2	(18)	(430)	(3,835)	(91,686)
Class R3	(1,986)	(53,917)	(316)	(8,060)
Class R6	(198,028)	(4,474,660)	(306,001)	(7,507,901)
	(2,930,443)	$(62,285,959)	(918,276)	$(22,421,340)
Net change
Class A	(314,031)	$(4,892,084)	833,925	$19,891,083
Class B	(12,370)	(260,578)	(16,045)	(358,409)
Class C	(24,441)	(452,064)	(16,963)	(394,533)
Class I	(1,075,492)	(21,621,007)	1,333,975	32,330,841
Class R1	575	12,743	321	6,820
Class R2	3,923	95,241	415	6,472
Class R3	(286)	(14,839)	1,135	27,214
Class R4	258	6,625	154	3,603
Class R6	47,941	1,377,086	125,894	3,109,852
	(1,373,923)	$(25,748,877)	2,262,811	$54,622,943
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks

Notes to Financial Statements  - continued
under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2022, the fund’s commitment fee and interest expense were $478 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,980,458	$36,745,232	$37,713,161	$(243)	$(12)	$2,012,274

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$8,598	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund

Notes to Financial Statements  - continued
to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Global New Discovery Fund and the Board of Trustees of MFS Series Trust IV
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Global New Discovery Fund (the “Fund”) (one of the funds constituting MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust IV) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
October 17, 2022

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers -continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Eric Braz Peter Fruzzetti Michael Grossman Sandeep Mehta

Board Review of Investment Advisory Agreement
MFS Global New Discovery Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 3rd quintile for each of the one- and three-year periods ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $4,771,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 7.26% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
Income derived from foreign sources was $834,421. The fund intends to pass through foreign tax credits of $92,457 for the fiscal year.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2022
MFS®  Mid Cap Growth Fund
OTC-ANN

MFS® Mid Cap Growth Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in fixed income and currency markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
October 17, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Cadence Design Systems, Inc.	3.5%
Monolithic Power Systems, Inc.	3.2%
Arthur J. Gallagher & Co.	2.8%
PerkinElmer, Inc.	2.8%
MSCI, Inc.	2.7%
STERIS PLC	2.4%
Verisk Analytics, Inc., “A”	2.3%
AMETEK, Inc.	2.2%
Extra Space Storage, Inc., REIT	2.1%
Vulcan Materials Co.	1.9%
GICS equity sectors (g)
Information Technology	24.0%
Industrials	19.0%
Health Care	18.0%
Consumer Discretionary	14.3%
Financials	8.7%
Communication Services	4.0%
Real Estate	3.3%
Materials	2.5%
Energy	1.8%
Consumer Staples	1.0%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of August 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended August 31, 2022, Class A shares of the MFS Mid Cap Growth Fund (fund) provided a total return of -26.53%, at net asset value. This compares with a return of -26.69% for the fund’s benchmark, the Russell Midcap® Growth Index.
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion, while the Bank of Japan remained on the monetary sidelines, leading to a dramatic weakening of the yen.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Security selection within the consumer discretionary sector contributed to the fund's performance relative to the Russell Midcap® Growth Index. Within this sector, not owning shares of e-commerce used car retailer Carvana aided relative returns as the stock underperformed the benchmark during the reporting period.
3

Management Review - continued
The combination of favorable stock selection and an overweight position in the financials sector also supported relative results, led by the fund’s overweight holding of insurance services provider Arthur J. Gallagher. The stock price of Arthur J. Gallagher advanced as the company reported earnings per share results that were above expectations, driven by stronger-than-expected brokerage and risk management organic revenue growth.
Elsewhere, not owning shares of weak-performing streaming platform services provider Roku and data integration and software solutions provider Palantir Technologies benefited relative performance. The fund’s overweight holdings of integrated circuits and electronic devices developer Cadence Design Systems, real estate investment trust Extra Space Storage, semiconductor-based power electronics solutions provider Monolithic Power Systems and medical and surgical equipment manufacturer STERIS also strengthened relative returns. The stock price of Cadence Design Systems advanced as the company delivered financial results above market expectations, driven by broad-based recurring revenue growth across all product segments and the announcement of a significant new contract with one of the world's leading semiconductor manufacturers. The timing of the fund’s ownership in shares of computer software company DocuSign(h), and the fund’s holdings of municipal solid waste services company Waste Connections(b) (Canada), further boosted relative results.
The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash strengthened performance versus the benchmark, which has no cash position.
Detractors from Performance
An underweight position in the strong-performing energy sector detracted from the fund's relative performance. Within this sector, not owning shares of natural gas services provider Cheniere Energy Partners held back relative performance. The stock price of Cheniere Energy Partners advanced as the company benefited from bullish commodity prices and the expectation of positive free cash flow in coming years.
Stock selection in the health care sector also weakened relative performance, led by the fund's overweight positions in pharmaceutical company Charles River Laboratories International, aesthetic dentistry product manufacturer Align Technology and life sciences company Maravai Lifesciences. The stock price of Align Technology declined as the company’s revenues came in below expectations due to larger-than-expected headwinds from the lockdowns in China, the war in Ukraine, the stronger US dollar and slower consumer demand, which negatively impacted its volumes.
Stocks in other sectors that detracted from relative performance included the fund's overweight position in education services provider Bright Horizons Family Solutions. The stock price of Bright Horizons Family Solutions declined after the company reported revenue results that were below consensus expectations due to the impact of the Omicron wave of COVID-19. Not owning shares of strong-performing energy technology company Enphase Energy, network security solutions provider Palo Alto Networks and semiconductor company Xilinx (acquired by Advanced Micro Devices in
4

Management Review - continued
February 2022) also held back relative results. The fund’s holdings of analytics services provider Clarivate(b) (United Kingdom) and multinational technology company Block(b)(h) further hurt relative performance.
Respectfully,
Portfolio Manager(s)
Eric Braz, Eric Fischman, and Paul Gordon
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 8/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 8/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	12/01/93	(26.53)%	10.64%	12.69%	N/A
B	12/01/93	(27.05)%	9.82%	11.86%	N/A
C	8/01/94	(27.06)%	9.83%	11.85%	N/A
I	1/02/97	(26.32)%	10.93%	12.98%	N/A
R1	4/01/05	(27.07)%	9.82%	11.86%	N/A
R2	10/31/03	(26.70)%	10.37%	12.42%	N/A
R3	4/01/05	(26.52)%	10.65%	12.70%	N/A
R4	4/01/05	(26.30)%	10.92%	12.97%	N/A
R6	1/02/13	(26.24)%	11.04%	N/A	13.07%
Comparative benchmark(s)

Russell Midcap® Growth Index (f)	(26.69)%	10.16%	12.06%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(30.76)%	9.34%	12.03%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(29.83)%	9.55%	11.86%	N/A
C With CDSC (1% for 12 months) (v)	(27.75)%	9.83%	11.85%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell Midcap® Growth Index(h) - constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
7

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2022 through August 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/22	Ending Account Value 8/31/22	Expenses Paid During Period (p) 3/01/22 - 8/31/22
A	Actual	1.03%	$1,000.00	$875.73	$4.87
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
B	Actual	1.78%	$1,000.00	$872.67	$8.40
	Hypothetical (h)	1.78%	$1,000.00	$1,016.23	$9.05
C	Actual	1.78%	$1,000.00	$872.33	$8.40
	Hypothetical (h)	1.78%	$1,000.00	$1,016.23	$9.05
I	Actual	0.78%	$1,000.00	$877.08	$3.69
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
R1	Actual	1.78%	$1,000.00	$872.47	$8.40
	Hypothetical (h)	1.78%	$1,000.00	$1,016.23	$9.05
R2	Actual	1.28%	$1,000.00	$874.63	$6.05
	Hypothetical (h)	1.28%	$1,000.00	$1,018.75	$6.51
R3	Actual	1.03%	$1,000.00	$875.68	$4.87
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
R4	Actual	0.78%	$1,000.00	$876.95	$3.69
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
R6	Actual	0.66%	$1,000.00	$877.28	$3.12
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
8/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 96.6%
Aerospace & Defense – 1.3%
Howmet Aerospace, Inc.	4,870,960	$172,578,113
Automotive – 2.4%
Copart, Inc.	1,472,910	$176,233,681
LKQ Corp.	2,762,685	147,030,096
		$323,263,777
Brokerage & Asset Managers – 2.4%
NASDAQ, Inc.	4,248,390	$252,906,657
Tradeweb Markets, Inc.	976,200	67,933,758
		$320,840,415
Business Services – 12.7%
Clarivate PLC (a)	9,270,369	$108,185,206
CoStar Group, Inc.	2,948,874	205,359,585
Endava PLC, ADR (a)	562,802	56,843,002
Equifax, Inc.	954,198	180,104,873
Morningstar, Inc.	332,885	75,894,451
MSCI, Inc.	791,774	355,696,552
Thoughtworks Holding, Inc. (a)	3,724,999	49,020,987
TransUnion	2,079,483	153,611,409
Tyler Technologies, Inc.	489,770	181,954,453
Verisk Analytics, Inc., “A”	1,659,724	310,633,944
		$1,677,304,462
Cable TV – 0.3%
Cable One, Inc.	34,352	$38,989,520
Computer Software – 12.4%
Autodesk, Inc.	490,960	$99,046,271
Black Knight, Inc. (a)	2,771,264	183,346,826
Bumble, Inc., “A”	1,527,325	38,259,491
Cadence Design Systems, Inc. (a)	2,679,224	465,568,755
CCC Intelligent Holdings, Inc.	3,152,368	30,136,638
CCC Intelligent Holdings, Inc. (PIPE)	452,972	4,330,412
Dun & Bradstreet Holdings, Inc.	7,562,813	107,770,085
NICE Systems Ltd., ADR (a)	1,064,462	227,124,257
Paylocity Holding Corp. (a)	852,438	205,437,558
Qualtrics International, “A” (a)	813,396	9,964,101
Synopsys, Inc.	729,455	252,406,019
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – continued
Topicus.Com, Inc.	226,496	$11,727,055
		$1,635,117,468
Computer Software - Systems – 2.8%
Constellation Software, Inc.	120,515	$181,414,372
ServiceNow, Inc. (a)	308,229	133,962,488
SS&C Technologies Holdings, Inc.	906,048	50,521,236
		$365,898,096
Construction – 3.9%
AZEK Co., Inc. (a)	3,153,636	$57,553,857
Pool Corp.	480,709	163,051,686
SiteOne Landscape Supply, Inc.	308,192	38,573,311
Vulcan Materials Co.	1,531,554	254,988,425
		$514,167,279
Consumer Products – 1.0%
Church & Dwight Co., Inc.	1,542,865	$129,153,229
Consumer Services – 1.2%
Bright Horizons Family Solutions, Inc. (a)	2,257,532	$153,963,682
Containers – 0.6%
Ball Corp.	1,459,295	$81,443,254
Electrical Equipment – 3.0%
AMETEK, Inc.	2,391,751	$287,392,800
Littlefuse, Inc.	453,314	107,535,147
		$394,927,947
Electronics – 5.5%
ASM International N.V.	366,900	$99,544,320
Entegris, Inc.	2,120,099	201,154,993
Monolithic Power Systems, Inc.	942,298	427,030,608
		$727,729,921
Energy - Independent – 1.8%
Chesapeake Energy Corp.	797,612	$80,152,030
Continental Resources, Inc.	511,707	35,732,500
Diamondback Energy, Inc.	565,813	75,411,556
Hess Corp.	432,636	52,253,776
		$243,549,862
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Gaming & Lodging – 1.8%
Hyatt Hotels Corp.	1,571,899	$140,873,589
Red Rock Resorts, Inc.	2,664,782	101,847,968
		$242,721,557
General Merchandise – 0.6%
Five Below, Inc. (a)	603,685	$77,199,238
Insurance – 2.8%
Arthur J. Gallagher & Co.	2,063,854	$374,733,971
Internet – 2.6%
Gartner, Inc. (a)	652,464	$186,161,028
IAC, Inc.	610,706	39,250,075
Match Group, Inc.	2,168,166	122,566,424
		$347,977,527
Leisure & Toys – 1.7%
Electronic Arts, Inc.	460,707	$58,449,897
Take-Two Interactive Software, Inc. (a)	1,412,197	173,078,864
		$231,528,761
Machinery & Tools – 1.8%
IDEX Corp.	1,011,553	$203,534,579
Wabtec Corp.	367,193	32,184,467
		$235,719,046
Medical & Health Technology & Services – 4.2%
Charles River Laboratories International, Inc. (a)	413,730	$84,918,082
Guardant Health, Inc. (a)	596,201	29,845,822
Henry Schein, Inc.	1,500,431	110,146,640
ICON PLC (a)	1,149,611	241,222,876
IDEXX Laboratories, Inc. (a)	245,711	85,414,058
		$551,547,478
Medical Equipment – 12.7%
Agilent Technologies, Inc.	1,623,717	$208,241,705
Align Technology, Inc. (a)	253,030	61,663,411
Bio-Techne Corp.	301,009	99,877,796
Bruker BioSciences Corp.	1,941,948	108,749,088
Envista Holdings Corp. (a)	5,334,481	197,855,900
Maravai Lifesciences Holdings, Inc., “A” (a)	3,261,893	68,075,707
Mettler-Toledo International, Inc.	81,859	99,250,763
PerkinElmer, Inc.	2,694,047	363,857,988
STERIS PLC	1,546,544	311,443,031
Waters Corp.	217,904	65,066,135
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – continued
West Pharmaceutical Services, Inc.	313,072	$92,885,332
		$1,676,966,856
Other Banks & Diversified Financials – 0.2%
S&P Global, Inc.	68,972	$24,290,559
Pharmaceuticals – 1.1%
Alnylam Pharmaceuticals, Inc.	332,886	$68,797,550
Ascendis Pharma, ADR	847,232	75,886,570
		$144,684,120
Pollution Control – 1.7%
Waste Connections, Inc.	1,625,201	$226,195,475
Printing & Publishing – 2.1%
Warner Music Group Corp.	2,057,755	$55,086,101
Wolters Kluwer N.V.	2,255,450	220,576,878
		$275,662,979
Railroad & Shipping – 0.2%
Canadian Pacific Railway Ltd.	292,249	$21,877,760
Real Estate – 2.1%
Extra Space Storage, Inc., REIT	1,368,076	$271,877,744
Restaurants – 2.5%
Chipotle Mexican Grill, Inc., “A”	130,255	$207,991,184
Domino's Pizza, Inc.	340,008	126,435,375
		$334,426,559
Specialty Stores – 5.9%
Burlington Stores, Inc. (a)	337,492	$47,313,003
Lululemon Athletica, Inc. (a)	498,699	149,589,752
O'Reilly Automotive, Inc. (a)	337,726	235,435,549
Tractor Supply Co.	685,579	126,934,952
Ulta Beauty, Inc. (a)	512,350	215,120,395
		$774,393,651
Telecommunications - Wireless – 1.3%
SBA Communications Corp., REIT	516,277	$167,919,094
Total Common Stocks (Identified Cost, $10,319,640,766)		$12,758,649,400
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 3.5%
Money Market Funds – 3.5%
MFS Institutional Money Market Portfolio, 2.21% (v) (Identified Cost, $457,385,179)	457,382,967	$457,382,967

Other Assets, Less Liabilities – (0.1)%		(14,860,345)
Net Assets – 100.0%		$13,201,172,022

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $457,382,967 and $12,758,649,400, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 8/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $10,319,640,766)	$12,758,649,400
Investments in affiliated issuers, at value (identified cost, $457,385,179)	457,382,967
Cash	936
Foreign currency, at value (identified cost, $9)	9
Receivables for
Fund shares sold	14,976,342
Interest and dividends	8,395,988
Other assets	8,668
Total assets	$13,239,414,310
Liabilities
Payables for
Fund shares reacquired	$35,177,909
Payable to affiliates
Investment adviser	457,142
Administrative services fee	4,192
Shareholder servicing costs	1,874,716
Distribution and service fees	34,184
Payable for independent Trustees' compensation	11
Accrued expenses and other liabilities	694,134
Total liabilities	$38,242,288
Net assets	$13,201,172,022
Net assets consist of
Paid-in capital	$10,825,142,693
Total distributable earnings (loss)	2,376,029,329
Net assets	$13,201,172,022
Shares of beneficial interest outstanding	549,999,888
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,477,097,081	65,491,498	$22.55
Class B	10,001,955	563,643	17.75
Class C	85,841,813	5,005,269	17.15
Class I	4,344,474,782	179,094,866	24.26
Class R1	3,039,668	172,216	17.65
Class R2	21,632,581	1,033,572	20.93
Class R3	557,896,768	24,904,091	22.40
Class R4	300,197,713	12,689,678	23.66
Class R6	6,400,989,661	261,045,055	24.52

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $23.93 [100 / 94.25 x $22.55]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 8/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$67,301,111
Dividends from affiliated issuers	1,885,547
Other	312,177
Income on securities loaned	251,035
Foreign taxes withheld	(1,016,614)
Total investment income	$68,733,256
Expenses
Management fee	$92,075,797
Distribution and service fees	7,537,021
Shareholder servicing costs	9,273,130
Program manager fees	7,770
Administrative services fee	643,169
Independent Trustees' compensation	105,183
Custodian fee	418,787
Shareholder communications	788,995
Audit and tax fees	68,241
Legal fees	54,588
Miscellaneous	902,706
Total expenses	$111,875,387
Fees paid indirectly	(610)
Reduction of expenses by investment adviser and distributor	(2,024,460)
Net expenses	$109,850,317
Net investment income (loss)	$(41,117,061)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$57,564,855
Affiliated issuers	(7,540)
Foreign currency	(24,093)
Net realized gain (loss)	$57,533,222
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(4,448,505,227)
Affiliated issuers	(2,212)
Translation of assets and liabilities in foreign currencies	(36,261)
Net unrealized gain (loss)	$(4,448,543,700)
Net realized and unrealized gain (loss)	$(4,391,010,478)
Change in net assets from operations	$(4,432,127,539)
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/22	8/31/21
Change in net assets
From operations
Net investment income (loss)	$(41,117,061)	$(56,240,255)
Net realized gain (loss)	57,533,222	598,434,105
Net unrealized gain (loss)	(4,448,543,700)	3,206,487,279
Change in net assets from operations	$(4,432,127,539)	$3,748,681,129
Total distributions to shareholders	$(537,250,947)	$(110,534,296)
Change in net assets from fund share transactions	$2,159,735,658	$850,536,712
Total change in net assets	$(2,809,642,828)	$4,488,683,545
Net assets
At beginning of period	16,010,814,850	11,522,131,305
At end of period	$13,201,172,022	$16,010,814,850
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$31.84	$24.65	$20.19	$19.16	$16.34
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.15)	$(0.18)	$(0.07)	$(0.07)	$(0.09)
Net realized and unrealized gain (loss)	(8.02)	7.60	4.71	1.83	4.32
Total from investment operations	$(8.17)	$7.42	$4.64	$1.76	$4.23
Less distributions declared to shareholders
From net realized gain	$(1.12)	$(0.23)	$(0.18)	$(0.73)	$(1.41)
Net asset value, end of period (x)	$22.55	$31.84	$24.65	$20.19	$19.16
Total return (%) (r)(s)(t)(x)	(26.53)	30.30	23.16	10.13	27.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.01	1.05	1.10	1.17
Expenses after expense reductions (f)	1.01	1.00	1.04	1.09	1.16
Net investment income (loss)	(0.54)	(0.65)	(0.35)	(0.36)	(0.55)
Portfolio turnover	21	23	34	21	33
Net assets at end of period (000 omitted)	$1,477,097	$2,130,372	$1,483,320	$1,065,566	$824,847
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$25.48	$19.91	$16.47	$15.90	$13.88
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.28)	$(0.31)	$(0.19)	$(0.17)	$(0.19)
Net realized and unrealized gain (loss)	(6.33)(g)	6.11	3.81	1.47	3.62
Total from investment operations	$(6.61)	$5.80	$3.62	$1.30	$3.43
Less distributions declared to shareholders
From net realized gain	$(1.12)	$(0.23)	$(0.18)	$(0.73)	$(1.41)
Net asset value, end of period (x)	$17.75	$25.48	$19.91	$16.47	$15.90
Total return (%) (r)(s)(t)(x)	(27.05)	29.36	22.20	9.28	26.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.76	1.80	1.85	1.92
Expenses after expense reductions (f)	1.76	1.75	1.79	1.84	1.91
Net investment income (loss)	(1.30)	(1.39)	(1.10)	(1.12)	(1.30)
Portfolio turnover	21	23	34	21	33
Net assets at end of period (000 omitted)	$10,002	$18,021	$17,725	$18,581	$19,329

Class C	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$24.66	$19.28	$15.95	$15.42	$13.50
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.27)	$(0.30)	$(0.18)	$(0.16)	$(0.18)
Net realized and unrealized gain (loss)	(6.12)(g)	5.91(g)	3.69	1.42	3.51
Total from investment operations	$(6.39)	$5.61	$3.51	$1.26	$3.33
Less distributions declared to shareholders
From net realized gain	$(1.12)	$(0.23)	$(0.18)	$(0.73)	$(1.41)
Net asset value, end of period (x)	$17.15	$24.66	$19.28	$15.95	$15.42
Total return (%) (r)(s)(t)(x)	(27.06)	29.34	22.23	9.31	26.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.76	1.80	1.85	1.92
Expenses after expense reductions (f)	1.76	1.75	1.79	1.84	1.91
Net investment income (loss)	(1.30)	(1.40)	(1.10)	(1.11)	(1.30)
Portfolio turnover	21	23	34	21	33
Net assets at end of period (000 omitted)	$85,842	$137,007	$109,521	$78,858	$54,080
See Notes to Financial Statements
21

Financial Highlights – continued
Class I	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$34.07	$26.30	$21.48	$20.28	$17.17
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.12)	$(0.02)	$(0.02)	$(0.06)
Net realized and unrealized gain (loss)	(8.61)	8.12	5.02	1.95	4.58
Total from investment operations	$(8.69)	$8.00	$5.00	$1.93	$4.52
Less distributions declared to shareholders
From net realized gain	$(1.12)	$(0.23)	$(0.18)	$(0.73)	$(1.41)
Net asset value, end of period (x)	$24.26	$34.07	$26.30	$21.48	$20.28
Total return (%) (r)(s)(t)(x)	(26.32)	30.60	23.45	10.42	28.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.76	0.80	0.84	0.92
Expenses after expense reductions (f)	0.77	0.75	0.79	0.83	0.91
Net investment income (loss)	(0.28)	(0.40)	(0.10)	(0.09)	(0.30)
Portfolio turnover	21	23	34	21	33
Net assets at end of period (000 omitted)	$4,344,475	$4,444,325	$3,837,781	$1,330,368	$332,008

Class R1	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$25.35	$19.81	$16.39	$15.82	$13.82
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.28)	$(0.31)	$(0.18)	$(0.17)	$(0.19)
Net realized and unrealized gain (loss)	(6.30)(g)	6.08	3.78	1.47	3.60
Total from investment operations	$(6.58)	$5.77	$3.60	$1.30	$3.41
Less distributions declared to shareholders
From net realized gain	$(1.12)	$(0.23)	$(0.18)	$(0.73)	$(1.41)
Net asset value, end of period (x)	$17.65	$25.35	$19.81	$16.39	$15.82
Total return (%) (r)(s)(t)(x)	(27.07)	29.36	22.18	9.33	26.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.76	1.80	1.85	1.92
Expenses after expense reductions (f)	1.76	1.75	1.79	1.84	1.91
Net investment income (loss)	(1.30)	(1.39)	(1.09)	(1.12)	(1.30)
Portfolio turnover	21	23	34	21	33
Net assets at end of period (000 omitted)	$3,040	$5,281	$4,187	$3,472	$2,827
See Notes to Financial Statements
22

Financial Highlights – continued
Class R2	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$29.70	$23.06	$18.95	$18.08	$15.53
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.20)	$(0.24)	$(0.12)	$(0.11)	$(0.13)
Net realized and unrealized gain (loss)	(7.45)	7.11	4.41	1.71	4.09
Total from investment operations	$(7.65)	$6.87	$4.29	$1.60	$3.96
Less distributions declared to shareholders
From net realized gain	$(1.12)	$(0.23)	$(0.18)	$(0.73)	$(1.41)
Net asset value, end of period (x)	$20.93	$29.70	$23.06	$18.95	$18.08
Total return (%) (r)(s)(t)(x)	(26.70)	30.00	22.83	9.84	27.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.26	1.30	1.35	1.42
Expenses after expense reductions (f)	1.27	1.25	1.29	1.34	1.41
Net investment income (loss)	(0.79)	(0.90)	(0.60)	(0.61)	(0.80)
Portfolio turnover	21	23	34	21	33
Net assets at end of period (000 omitted)	$21,633	$29,120	$15,176	$11,060	$9,069

Class R3	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$31.63	$24.49	$20.06	$19.04	$16.24
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.14)	$(0.18)	$(0.07)	$(0.06)	$(0.09)
Net realized and unrealized gain (loss)	(7.97)	7.55	4.68	1.81	4.30
Total from investment operations	$(8.11)	$7.37	$4.61	$1.75	$4.21
Less distributions declared to shareholders
From net realized gain	$(1.12)	$(0.23)	$(0.18)	$(0.73)	$(1.41)
Net asset value, end of period (x)	$22.40	$31.63	$24.49	$20.06	$19.04
Total return (%) (r)(s)(t)(x)	(26.52)	30.29	23.16	10.14	27.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.01	1.05	1.09	1.17
Expenses after expense reductions (f)	1.01	1.00	1.04	1.09	1.16
Net investment income (loss)	(0.54)	(0.65)	(0.35)	(0.34)	(0.55)
Portfolio turnover	21	23	34	21	33
Net assets at end of period (000 omitted)	$557,897	$777,474	$451,972	$239,505	$95,010
See Notes to Financial Statements
23

Financial Highlights – continued
Class R4	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$33.25	$25.67	$20.97	$19.82	$16.82
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.12)	$(0.02)	$(0.02)	$(0.05)
Net realized and unrealized gain (loss)	(8.39)	7.93	4.90	1.90	4.46
Total from investment operations	$(8.47)	$7.81	$4.88	$1.88	$4.41
Less distributions declared to shareholders
From net realized gain	$(1.12)	$(0.23)	$(0.18)	$(0.73)	$(1.41)
Net asset value, end of period (x)	$23.66	$33.25	$25.67	$20.97	$19.82
Total return (%) (r)(s)(t)(x)	(26.30)	30.61	23.45	10.40	27.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.76	0.80	0.84	0.92
Expenses after expense reductions (f)	0.76	0.75	0.79	0.83	0.91
Net investment income (loss)	(0.29)	(0.40)	(0.10)	(0.08)	(0.30)
Portfolio turnover	21	23	34	21	33
Net assets at end of period (000 omitted)	$300,198	$389,323	$242,937	$173,441	$54,141

Class R6	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$34.39	$26.51	$21.63	$20.40	$17.25
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.09)	$(0.00)(w)	$(0.00)(w)	$(0.04)
Net realized and unrealized gain (loss)	(8.70)	8.20	5.06	1.96	4.60
Total from investment operations	$(8.75)	$8.11	$5.06	$1.96	$4.56
Less distributions declared to shareholders
From net realized gain	$(1.12)	$(0.23)	$(0.18)	$(0.73)	$(1.41)
Net asset value, end of period (x)	$24.52	$34.39	$26.51	$21.63	$20.40
Total return (%) (r)(s)(t)(x)	(26.24)	30.78	23.57	10.51	28.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.66	0.70	0.75	0.81
Expenses after expense reductions (f)	0.65	0.65	0.69	0.74	0.81
Net investment income (loss)	(0.18)	(0.30)	(0.01)	(0.01)	(0.19)
Portfolio turnover	21	23	34	21	33
Net assets at end of period (000 omitted)	$6,400,990	$8,056,150	$5,343,295	$3,053,325	$2,013,624

See Notes to Financial Statements
24

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
25

Notes to Financial Statements
(1) Business and Organization
MFS Mid Cap Growth Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be
26

Notes to Financial Statements  - continued
valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar
27

Notes to Financial Statements  - continued
securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$11,633,129,299	$4,330,412	$—	$11,637,459,711
Canada	441,214,662	—	—	441,214,662
Netherlands	—	320,121,198	—	320,121,198
Israel	227,124,257	—	—	227,124,257
Denmark	75,886,570	—	—	75,886,570
United Kingdom	56,843,002	—	—	56,843,002
Mutual Funds	457,382,967	—	—	457,382,967
Total	$12,891,580,757	$324,451,610	$—	$13,216,032,367
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 8/31/21	$5,135,763
Change in unrealized appreciation or depreciation	(805,351)
Transfers out of level 3	(4,330,412)
Balance as of 8/31/22	$—
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides
28

Notes to Financial Statements  - continued
the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain
29

Notes to Financial Statements  - continued
tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/22	Year ended 8/31/21
Long-term capital gains	$537,250,947	$110,534,296
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/22
Cost of investments	$10,809,078,569
Gross appreciation	3,469,278,249
Gross depreciation	(1,062,324,451)
Net unrealized appreciation (depreciation)	$2,406,953,798
Post-October capital loss deferral	(1,945,339)
Late year ordinary loss deferral	(28,954,607)
Other temporary differences	(24,523)
Total distributable earnings (loss)	$2,376,029,329
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective
30

Notes to Financial Statements  - continued
May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 8/31/22	Year ended 8/31/21
Class A	$73,067,955	$14,608,056
Class B	748,546	199,879
Class C	6,177,797	1,338,598
Class I	148,116,466	37,451,688
Class R1	213,962	44,908
Class R2	1,067,690	158,195
Class R3	27,531,600	4,810,101
Class R4	13,409,624	2,303,508
Class R6	266,032,167	49,446,575
Class 529A	775,541	140,412
Class 529B	20,577	4,840
Class 529C	89,022	27,536
Total	$537,250,947	$110,534,296
(3) Transactions with Affiliates
Note regarding references to Class 529A, Class 529B, and Class 529C shares in this “Note (3) Transactions with Affiliates”: Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. Accordingly, information with respect to Class 529B and Class 529C shares is for the period ending March 21, 2022, and information with respect to Class 529A shares is for the period ending May 20, 2022.
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $5 billion	0.65%
In excess of $5 billion and up to $10 billion	0.62%
In excess of $10 billion and up to $20 billion	0.60%
In excess of $20 billion	0.55%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this management fee reduction amounted to $2,019,441, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.62% of the fund's average daily net assets.
31

Notes to Financial Statements  - continued
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.95%	1.35%	2.10%	2.10%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $334,110 and $6,546 for the year ended August 31, 2022, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
32

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 4,422,147
Class B	0.75%	0.25%	1.00%	1.00%	137,363
Class C	0.75%	0.25%	1.00%	1.00%	1,110,000
Class R1	0.75%	0.25%	1.00%	1.00%	38,825
Class R2	0.25%	0.25%	0.50%	0.50%	122,561
Class R3	—	0.25%	0.25%	0.25%	1,660,200
Class 529A	—	0.25%	0.25%	0.22%	35,892
Class 529B	0.75%	0.25%	1.00%	0.23%	538
Class 529C	0.75%	0.25%	1.00%	0.98%	9,495
Total Distribution and Service Fees					$7,537,021
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended August 31, 2022, this rebate amounted to $822, $22, $7, $3,951, and $217 for Class A, Class B, Class C, Class 529A, and Class 529C shares, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the year ended August 31, 2022, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2022, were as follows:
Amount
Class A	$42,363
Class B	4,518
Class C	10,715
Class 529B	—
Class 529C	25
During the year ended August 31, 2022, to meet the requirements of FINRA Rule 2341, MFD returned $46 of the CDSC collected for Class 529B which had the effect of further reducing the annual effective distribution fee rate for this class by 0.02%.
33

Notes to Financial Statements  - continued
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. As described above, all Class 529A, Class 529B, and Class 529C shares were redeemed on or before May 20, 2022. Accordingly, the foregoing agreement between the fund and MFD was terminated effective May 20, 2022. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2022, were as follows:
Fee
Class 529A	$7,178
Class 529B	117
Class 529C	475
Total Program Manager Fees	$7,770
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2022, the fee was $534,948, which equated to 0.0037% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $8,738,182.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.0044% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
34

Notes to Financial Statements  - continued
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2022, the fund engaged in purchase transactions pursuant to this policy, which amounted to $20,418,911.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2022, this reimbursement amounted to $310,572, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended August 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $4,329,173,908 and $3,005,697,507, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	9,868,708	$265,315,267	18,145,587	$498,726,808
Class B	14,516	307,178	32,143	687,093
Class C	534,315	11,139,743	1,249,807	26,777,999
Class I	89,719,506	2,507,689,230	53,459,598	1,549,619,016
Class R1	49,304	944,614	68,825	1,569,178
Class R2	283,121	6,705,228	611,002	15,913,080
Class R3	5,565,877	152,192,681	12,326,487	338,320,683
Class R4	3,417,403	98,438,861	6,035,785	177,359,062
Class R6	62,579,666	1,796,018,041	77,970,903	2,330,624,202
Class 529A	148,939	3,902,308	190,499	5,134,124
Class 529B	—	—	318	6,083
Class 529C	3,364	72,642	22,753	459,951
	172,184,719	$4,842,725,793	170,113,707	$4,945,197,279
35

Notes to Financial Statements  - continued
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	2,229,393	$67,126,982	503,774	$13,541,450
Class B	31,222	743,772	9,180	198,566
Class C	262,437	6,041,311	62,251	1,302,918
Class I	4,428,656	143,178,436	1,266,483	36,360,734
Class R1	9,032	213,962	2,087	44,908
Class R2	37,904	1,060,935	6,253	157,065
Class R3	920,481	27,531,600	180,154	4,810,101
Class R4	420,915	13,271,465	80,098	2,245,140
Class R6	7,829,985	255,649,000	1,626,951	47,116,499
Class 529A	25,016	728,457	5,058	131,661
Class 529B	882	20,577	230	4,840
Class 529C	3,783	84,504	1,278	26,019
	16,199,706	$515,651,001	3,743,797	$105,939,901
Shares reacquired
Class A	(13,524,270)	$(365,851,473)	(11,916,673)	$(330,288,912)
Class B	(189,482)	(3,953,877)	(224,082)	(5,007,809)
Class C	(1,347,145)	(26,777,702)	(1,436,286)	(31,034,335)
Class I	(45,501,419)	(1,269,169,583)	(70,224,943)	(2,125,197,943)
Class R1	(94,474)	(1,950,615)	(73,894)	(1,621,997)
Class R2	(267,999)	(6,609,163)	(294,760)	(7,756,811)
Class R3	(6,163,771)	(165,731,977)	(6,383,310)	(176,284,383)
Class R4	(2,855,925)	(83,173,120)	(3,872,087)	(115,613,523)
Class R6	(43,636,874)	(1,254,373,862)	(46,868,226)	(1,404,422,796)
Class 529A	(865,908)	(18,927,325)	(72,945)	(2,012,645)
Class 529B	(19,553)	(397,842)	(2,881)	(62,354)
Class 529C	(88,278)	(1,724,597)	(61,131)	(1,296,960)
	(114,555,098)	$(3,198,641,136)	(141,431,218)	$(4,200,600,468)
36

Notes to Financial Statements  - continued
	Year ended 8/31/22		Year ended 8/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	(1,426,169)	$(33,409,224)	6,732,688	$181,979,346
Class B	(143,744)	(2,902,927)	(182,759)	(4,122,150)
Class C	(550,393)	(9,596,648)	(124,228)	(2,953,418)
Class I	48,646,743	1,381,698,083	(15,498,862)	(539,218,193)
Class R1	(36,138)	(792,039)	(2,982)	(7,911)
Class R2	53,026	1,157,000	322,495	8,313,334
Class R3	322,587	13,992,304	6,123,331	166,846,401
Class R4	982,393	28,537,206	2,243,796	63,990,679
Class R6	26,772,777	797,293,179	32,729,628	973,317,905
Class 529A	(691,953)	(14,296,560)	122,612	3,253,140
Class 529B	(18,671)	(377,265)	(2,333)	(51,431)
Class 529C	(81,131)	(1,567,451)	(37,100)	(810,990)
	73,829,327	$2,159,735,658	32,426,286	$850,536,712
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 4%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime 2065 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an
37

Notes to Financial Statements  - continued
agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2022, the fund’s commitment fee and interest expense were $56,611 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$192,794,084	$2,938,928,740	$2,674,330,105	$(7,540)	$(2,212)	$457,382,967

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,885,547	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
38

Notes to Financial Statements  - continued
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
(10) Subsequent Event
On October 5, 2022, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities and cash that were valued at $89,074,330.  The redeeming shareholder generally receives a pro rata share of the securities held by the fund.  The distribution of such securities generated a realized gain (loss) of $40,107,051 for the fund.
39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS Mid Cap Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Fund (the “Fund”), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
40

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 17, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
41

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
42

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
43

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
44

Trustees and Officers -continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Eric Braz Eric Fischman Paul Gordon
45

Board Review of Investment Advisory Agreement
MFS Mid Cap Growth Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
46

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that
47

Board Review of Investment Advisory Agreement - continued
were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Boradridge expense group median and total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, $5 billion, $10 billion, and $20 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
48

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
49

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
50

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $591,608,000 as capital gain dividends paid during the fiscal year.
51

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
53

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
August 31, 2022
MFS®  U.S. Government
Money Market Fund
MCM-ANN

MFS® U.S. Government
Money Market Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions and evolving geopolitical tensions. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. The U.S. Federal Reserve has made it clear that rates must move higher and tighter policy must be sustained to restore price stability and that this will likely bring some pain to households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in fixed income and currency markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
October 17, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure (u)
Maturity breakdown (u)
0 - 7 days	53.0%
8 - 29 days	27.6%
30 - 59 days	19.4%
60 - 89 days	0.0%
Other Assets Less Liabilities (o)	0.0%

Composition including fixed income credit quality (a)(u)
A-1+	54.2%
A-1	45.8%
Other Assets Less Liabilities (o)	0.0%
(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund did not hold unrated securities. The fund is not rated by these agencies.
(o)	Less than 0.1%.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.
Percentages are based on net assets as of August 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

Performance Summary THROUGH 8/31/22
Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect the sponsor will provide financial support to the fund at any time. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Inception	1-Year Total Return (without sales charge)	Current 7-day yield
12/19/75	0.27%	1.72%
Yields quoted are based on the latest seven days ended as of August 31, 2022, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.
Certain shares of the fund acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. See the notes to financial statements for more details.
Notes to Performance Summary
Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.
3

Expense Table
Fund expenses borne by the shareholders during the period,
March 1, 2022 through August 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2022 through August 31, 2022.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Annualized Expense Ratio	Beginning Account Value 3/01/22	Ending Account Value 8/31/22	Expenses Paid During Period (p) 3/01/22-8/31/22
Actual	0.36%	$1,000.00	$1,002.59	$1.82
Hypothetical (h)	0.36%	$1,000.00	$1,023.39	$1.84
(h)	5% fund return per year before expenses.
(p)	“Expenses Paid During Period” are equal to the fund's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
4

Expense Table - continued
Notes to Expense Table
As more fully disclosed in Note 3 in the Notes to Financial Statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.
5

Portfolio of Investments
8/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
U.S. Government Agencies and Equivalents (y) – 85.5%
Fannie Mae, 2.15%, due 9/07/2022	$5,642,000	$5,640,006
Federal Farm Credit Bank, 2.18%, due 9/07/2022	33,696,000	33,683,926
Federal Farm Credit Bank, 2.16%, due 9/08/2022	19,337,000	19,328,991
Federal Home Loan Bank, 2.17%, due 9/16/2022	23,500,000	23,479,046
Federal Home Loan Bank, 2.18%, due 9/23/2022	23,500,000	23,469,124
Freddie Mac, 2.04%, due 9/02/2022	18,100,000	18,098,989
Freddie Mac, 1.81%, due 9/06/2022	3,500,000	3,499,135
Freddie Mac, 2.06%, due 9/15/2022	18,446,000	18,431,438
U.S. Treasury Bill, 2.04%, due 9/01/2022	35,647,000	35,647,000
U.S. Treasury Bill, 2.14%, due 9/06/2022	34,167,000	34,156,987
U.S. Treasury Bill, 2.29%, due 9/08/2022	29,167,000	29,155,374
U.S. Treasury Bill, 2.18%, due 9/13/2022	33,208,000	33,184,201
U.S. Treasury Bill, 2.13%, due 9/20/2022	29,517,000	29,484,285
U.S. Treasury Bill, 2.08%, due 10/06/2022	31,900,000	31,830,994
U.S. Treasury Bill, 2.41%, due 10/11/2022	58,200,000	58,046,740
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$397,136,236
Repurchase Agreements – 14.5%
Bank of America Corp. Repurchase Agreement, 2.24%, dated 8/31/2022, due 9/01/2022, total to be received $33,526,086 (secured by U.S. Treasury and/or U.S. Government Agency Securities valued at $34,194,600)	$33,524,000	$33,524,000
JPMorgan Chase & Co. Repurchase Agreement, 2.26%, dated 8/31/2022, due 9/01/2022, total to be received $33,587,108 (secured by U.S. Treasury and/or U.S. Government Agency Securities valued at $34,258,897)	33,585,000	33,585,000
Total Repurchase Agreements, at Cost and Value		$67,109,000

Other Assets, Less Liabilities – 0.0%		110,111
Net Assets – 100.0%		$464,355,347

(y)	The rate shown represents an annualized yield at time of purchase.
See Notes to Financial Statements
6

Financial Statements
Statement of Assets and Liabilities
At 8/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at cost and value	$397,136,236
Investments in unaffiliated repurchase agreements, at cost and value	67,109,000
Cash	8,413
Receivables for
Fund shares sold	1,463,743
Receivable from investment adviser and distributor	51,790
Other assets	242
Total assets	$465,769,424
Liabilities
Payables for
Distributions	$1,417
Fund shares reacquired	1,272,016
Payable to affiliates
Administrative services fee	499
Shareholder servicing costs	59,897
Payable for independent Trustees' compensation	1,108
Accrued expenses and other liabilities	79,140
Total liabilities	$1,414,077
Net assets	$464,355,347
Net assets consist of
Paid-in capital	$464,363,837
Total distributable earnings (loss)	(8,490)
Net assets	$464,355,347
Shares of beneficial interest outstanding	464,361,922
Net asset value per share (net assets of $464,355,347 / 464,361,922 shares of beneficial interest outstanding)	$1.00
A contingent deferred sales charge may be imposed on redemptions.
See Notes to Financial Statements
7

Financial Statements
Statement of Operations
Year ended 8/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$2,137,383
Other	2,878
Total investment income	$2,140,261
Expenses
Management fee	$1,592,146
Shareholder servicing costs	481,723
Administrative services fee	70,465
Independent Trustees' compensation	8,985
Custodian fee	12,516
Shareholder communications	13,943
Audit and tax fees	46,182
Legal fees	1,140
Miscellaneous	113,004
Total expenses	$2,340,104
Fees paid indirectly	(12,517)
Reduction of expenses by investment adviser and distributor	(1,432,024)
Net expenses	$895,563
Net investment income (loss)	$1,244,698
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(5,979)
Change in net assets from operations	$1,238,719
See Notes to Financial Statements
8

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	8/31/22	8/31/21
Change in net assets
From operations
Net investment income (loss)	$1,244,698	$0
Net realized gain (loss)	(5,979)	40,151
Change in net assets from operations	$1,238,719	$40,151
Total distributions to shareholders	$(1,285,595)	$—
Change in net assets from fund share transactions	$120,193,159	$(174,481,934)
Total change in net assets	$120,146,283	$(174,441,783)
Net assets
At beginning of period	344,209,064	518,650,847
At end of period	$464,355,347	$344,209,064
See Notes to Financial Statements
9

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
	8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00(w)	$0.00	$0.00(w)	$0.02	$0.01
Net realized and unrealized gain (loss)	(0.00)(w)	0.00(w)	0.01	0.00(w)	—
Total from investment operations	$0.00(w)	$0.00(w)	$0.01	$0.02	$0.01
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$—	$(0.01)	$(0.02)	$(0.01)
From net realized gain	(0.00)(w)	—	—	—	—
Total distributions declared to shareholders	$(0.00)(w)	$—	$(0.01)	$(0.02)	$(0.01)
Contribution from adviser	$—	$—	$—	$—	$(0.00)(w)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%) (r)(t)	0.27	0.00	0.61	1.70	0.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.55	0.60	0.62	0.63
Expenses after expense reductions (f)	0.23	0.06	0.36	0.61	0.62
Net investment income (loss)	0.31	0.00	0.45	1.69	0.81
Net assets at end of period (000 omitted)	$464,355	$344,209	$518,651	$303,799	$264,370

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
See Notes to Financial Statements
10

Notes to Financial Statements
(1) Business and Organization
MFS U.S. Government Money Market Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes
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Notes to Financial Statements  - continued
unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$464,245,236	$—	$464,245,236
For further information regarding security characteristics, see the Portfolio of Investments.
Repurchase Agreements — The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. At August 31, 2022, the fund had investments in repurchase agreements with a gross value of $67,109,000 in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Fees Paid Indirectly — The fund’s custody fee may be reduced by credits earned under a previous arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credits that were used to reduce the fund's custody fee for the year ended August 31, 2022, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three
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Notes to Financial Statements  - continued
year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
During the year ended August 31, 2022, there were no significant adjustments due to differences between book and tax accounting.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 8/31/22	Year ended 8/31/21
Ordinary income (including any short-term capital gains)	$1,285,595	$—
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 8/31/22
Cost of investments	$464,245,236
Capital loss carryforwards	(5,979)
Other temporary differences	(2,511)
Total distributable earnings (loss)	$(8,490)
As of August 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(5,979)
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion	0.35%
During the year ended August 31, 2022, MFS voluntarily waived receipt of $856,166 of the fund’s management fee in order to avoid a negative yield. For the year ended August 31, 2022, this amount is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to
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Notes to Financial Statements  - continued
by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this management fee reduction amounted to $55,714, which is included in the reduction of total expenses in the Statement of Operations. For the year ended August 31, 2022, these waivers had the effect of reducing the management fee by 0.23% of average daily net assets on an annualized basis. The management fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.17% of the fund’s average daily net assets.
In order to avoid a negative yield for the year ended August 31, 2022, MFS voluntarily agreed to reduce certain other expenses in the amount of $28,278, which is included in the reduction of total expenses in the Statement of Operations.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed 0.45% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2023. For the year ended August 31, 2022, this reduction amounted to $491,866 which is included in the reduction of total expenses in the Statement of Operations.
Distributor — Certain shares acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. Contingent deferred sales charges paid to MFS Distributors, Inc. (MFD) during the year ended August 31, 2022 were $97,217.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2022, the fee was $234,863, which equated to 0.0590% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $246,860.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2022 was equivalent to an annual effective rate of 0.0177% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay
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Notes to Financial Statements  - continued
compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,130 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2022. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $1,095 at August 31, 2022, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.
(4) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:
	Year ended 8/31/22	Year ended 8/31/21
Shares sold	379,490,959	223,841,885
Shares issued to shareholders in reinvestment of distributions	1,279,610	—
Shares reacquired	(260,577,410)	(398,323,819)
Net change	120,193,159	(174,481,934)
Effective at the close of business on May 29, 2020, the fund was closed to all purchases subject to certain exceptions.
(5) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an
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Notes to Financial Statements  - continued
agreed upon spread. For the year ended August 31, 2022, the fund’s commitment fee and interest expense were $1,360 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(6) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(7) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
16

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS U.S. Government Money Market Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Money Market Fund (the “Fund”), including the portfolio of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
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Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 17, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
18

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of October 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
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Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
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Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson(k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
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Trustees and Officers -continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
22

Board Review of Investment Advisory Agreement
MFS U.S. Government Money Market Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
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Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s shares was in the 2nd quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the one-, three- and five-year periods, and MFS’ voluntary waiver of all or a portion of its fees to ensure that the Fund avoided a negative yield during certain periods. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees
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Board Review of Investment Advisory Agreement - continued
also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
25

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
26

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Portfolio Holdings Information
The fund files monthly portfolio information with the SEC on Form N-MFP. The fund’s Form N-MFP reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can also access the fund’s portfolio holdings as of each month end and the fund’s Form N-MFP reports at  mfs.com/openendfunds after choosing “Click here for access to Money Market fund reports”.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
27

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
29

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code that relates to an element of the Code's definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended August 31, 2022 and 2021, audit fees billed to each Fund by Deloitte and E&Y were as follows:

Fees Billed by Deloitte			Audit Fees
			2022	2021
MFS Mid Cap Growth Fund			49,856	48,766
MFS	U.S. Government	Money	36,005	34,201
Market
Fund
Total			85,861	82,967

Fees Billed by E&Y			Audit Fees
			2022	2021
MFS Blended Research Emerging			58,898	55,921
Markets Equity Fund
MFS	Blended	Research	58,898	55,921
International Equity Fund
MFS Global New Discovery Fund			51,534	48,935
Total			169,330	160,777

For the fiscal years ended August 31, 2022 and 2021, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees Billed by Deloitte	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	2021
To MFS Mid Cap Growth	0	0	400	7,623	0	0
Fund
To MFS U.S. Government	0	0	400	4,507	0	0
Money Market Fund
Total fees billed by Deloitte	0	0	800	12,130	0	0
To above Funds

Fees Billed by Deloitte	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	2021
To MFS and MFS Related	0	0	0	0	7,580	1,600
Entities of MFS Mid Cap
Growth Fund*
To MFS and MFS Related	0	0	0	0	7,580	1,600
Entities of MFS U.S.
Government Money Market
Fund*

Fees Billed by Deloitte		Aggregate Fees for Non-audit Services
		2022		2021
To MFS Mid Cap Growth Fund, MFS and		7,980		9,223
MFS Related Entities#
To MFS U.S. Government Money Market		7,980		6,107
Fund, MFS and MFS Related Entities#

Fees Billed by E&Y					Audit-Related Fees1		Tax Fees2		All Other Fees4
					2022	2021	2022	2021	2022	2021
To	MFS	Blended		Research	0	0	644	10,527	9	1,009
Emerging			Markets	Equity
Fund
To	MFS	Blended		Research	0	0	644	10,527	68	1,079
International Equity Fund
To	MFS		Global New		0	0	644	9,409	18	1,013
Discovery
Fund
Total fees billed by E&Y					0	0	1,932	30,463	95	3,101
To above Funds

Fees Billed by E&Y					Audit-Related Fees1		Tax Fees2		All Other Fees4
					2022	2021	2022	2021	2022	20215
To MFS and MFS Related					662,511	1,668,649	0	0	111,415	110,620
Entities		of	MFS	Blended
Research		Emerging		Markets
Equity Fund*
To MFS and MFS Related					662,511	1,668,649	0	0	111,415	110,620
Entities		of	MFS	Blended
Research International Equity
Fund*
To MFS and MFS Related					662,511	1,668,649	0	0	111,415	110,620
Entities of MFS Global New
Discovery Fund*

Fees Billed by E&Y	Aggregate Fees for Non-audit Services
	2022	20215
To MFS Blended Research Emerging	955,009	2,057,235
Markets Equity Fund, MFS and MFS
Related Entities#
To MFS Blended Research	955,068	2,057,305
International
Equity Fund, MFS and MFS Related
Entities#
To MFS Global New Discovery Fund,	955,018	2,056,121
MFS and MFS Related Entities#

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

4 The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

5 Certain fees reported in 2021 have been restated in this filing from those reported in the Registrant's filing for the reporting period ended August 31, 2021.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule

13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IV

By (Signature and Title)* /S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: October 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)
Date: October 17, 2022
By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and
Accounting Officer)
Date: October 17, 2022

* Print name and title of each signing officer under his or her signature.